                                                       Registration No. 33-89188

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-6

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                 ACT OF 1933                     [ ]

                         Pre-Effective Amendment No.             [ ]

                       Post-Effective Amendment No. 11           [X]

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940                 [ ]

                               Amendment No. 4                   [X]

                        (Check appropriate box or boxes.)

                    NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                           (Exact Name of Registrant)

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

  720 East Wisconsin Avenue, Milwaukee, Wisconsin                        53202
(Address of Depositor's Principal Executive Offices)                  (Zip Code)

Depositor's Telephone Number, including Area Code 414-271-1444

         ROBERT J. BERDAN, Vice President, General Counsel and Secretary
              720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate space)

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
[ ]  on (DATE) pursuant to paragraph (b) of Rule 485
[X]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]  on (DATE) pursuant to paragraph (a)(1) of Rule 485
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   Prospectus
                                 April 29, 2005

                              Variable CompLife(R)
            Issued by The Northwestern Mutual Life Insurance Company
                  and Northwestern Mutual Variable Life Account

                                   ----------

This prospectus describes an individual scheduled premium Variable Whole Life Policy that combines a Minimum Guaranteed Death Benefit with Additional Protection in an integrated policy design (the "Policy"). You may choose to invest your Net Premiums in one or more investment divisions, each of which invests in one of the corresponding portfolios/funds listed below:

Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock Portfolio                    Large Cap Core Stock Portfolio
T. Rowe Price Small Cap Value Portfolio             Capital Guardian Domestic Equity Portfolio
Aggressive Growth Stock Portfolio                   T. Rowe Price Equity Income Portfolio
International Growth Portfolio                      Index 500 Stock Portfolio
Franklin Templeton International Equity Portfolio   Asset Allocation Portfolio
AllianceBernstein Mid Cap Value Portfolio           Balanced Portfolio
Index 400 Stock Portfolio                           High Yield Bond Portfolio
Janus Capital Appreciation Portfolio                Select Bond Portfolio
Growth Stock Portfolio                              Money Market Portfolio

Fidelity Variable Insurance Products Fund III
Mid Cap Portfolio

Russell  Investment Funds
Multi-Style Equity Fund                             Core Bond Fund
Aggressive Equity Fund                              Real Estate Securities Fund
Non-U.S. Fund

Please read carefully this prospectus and the accompanying prospectuses for the corresponding portfolios/funds and keep them for future reference. These prospectuses provide information that you should know before investing in the
                                    Policy.

   The Securities and Exchange Commission has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. It is a criminal offense to state otherwise.


                                                   [LOGO] Northwestern Mutual(R)

CONTENTS FOR THIS PROSPECTUS


                                                                            Page
                                                                            ----
SUMMARY OF BENEFITS AND RISKS.................................................1
   Benefits of the Policy.....................................................1
      Death Benefit...........................................................1
      Access to Your Values...................................................1
      Flexibility.............................................................1
      Tax Benefits............................................................1
   Risks of the Policy........................................................1
      Investment Risk.........................................................1
      Policy for Long-Term Protection.........................................1
      Policy Lapse............................................................1
      Limitations on Access to Your Values....................................1
      Adverse Tax Consequences................................................1
FEE AND EXPENSE TABLES........................................................2
   Transaction Fees...........................................................2
   Periodic Charges Other Than Fund
      Operating Expenses......................................................3
   Annual Fund Operating Expenses.............................................5
NORTHWESTERN MUTUAL...........................................................7
THE ACCOUNT...................................................................7
THE FUNDS.....................................................................7
   Northwestern Mutual Series Fund, Inc.......................................7
   Fidelity Variable Insurance Products Fund III..............................9
   Russell Investment Funds...................................................9
INFORMATION ABOUT THE POLICY.................................................10
   The Policy Design.........................................................10
   Requirements for Insurance................................................11
   Premiums..................................................................11
   Death Benefit.............................................................13
   Policy Value and Paid-Up Additional Insurance.............................14
   Allocations to the Account................................................14
      Short Term and Excessive Trading.......................................15
   Deductions and Charges....................................................15
      Deductions from Premiums...............................................15
      Charges Against the Policy Value.......................................16
      Charges Against the Account Assets.....................................16
      Transaction Charges....................................................16
      Surrender Charges......................................................16
   Guarantee of Premiums, Deductions
      and Charges............................................................17
   Cash Value................................................................17
   Annual Dividends..........................................................17
   Loans and Withdrawals.....................................................18
      Loans..................................................................18
      Withdrawals............................................................19
   Excess Amount.............................................................19
   Paid-Up Insurance.........................................................19
   Reinstatement.............................................................19
   Right to Return Policy....................................................19
   Right to Exchange for a Fixed Benefit Policy..............................20
   Other Policy Provisions...................................................20
      Owner..................................................................20
      Beneficiary............................................................20
      Incontestability.......................................................20
      Suicide................................................................20
      Misstatement of Age or Sex.............................................20
      Collateral Assignment..................................................20
      Payment Plans..........................................................20
      Deferral of Determination and Payment..................................20
   Voting Rights.............................................................20
   Substitution of Fund Shares
      and Other Changes......................................................21
   Reports...................................................................21
   Special Policy for Employers..............................................21
   Financial Statements......................................................21
   Illustrations.............................................................21
   Tax Treatment of Policy Benefits..........................................22
      General................................................................22
      Life Insurance Qualification...........................................22
      Tax Treatment of Life Insurance........................................22
      Modified Endowment Contracts...........................................23
      Other Tax Considerations...............................................23

PROSPECTUS

NORTHWESTERN MUTUAL VARIABLE COMPLIFE(R)

Variable Whole Life Policy with Additional Protection

SUMMARY OF BENEFITS AND RISKS

The following summary identifies some of the benefits and risks of the Policy. It omits important information which is included elsewhere in this prospectus, in the attached mutual fund prospectuses and in the terms of the Policy.

Benefits of the Policy


Death Benefit The primary benefit of your Policy is the life insurance protection that it provides. The Policy combines a Minimum Guaranteed Death Benefit with Additional Protection. We guarantee the Minimum Guaranteed Death Benefit for the lifetime of the insured so long as premiums are paid when due and no Policy debt is outstanding. We guarantee the Additional Protection for a period of years defined in the Policy. Your Policy may also include variable paid-up additional insurance. Any Excess Amount or any adjustment required for certain tax purposes may also increase your death benefit. See "Death Benefit."



Access to Your Values You may surrender your Policy for the cash value at any time during the lifetime of the insured. We will permit partial surrenders so long as the Policy that remains meets our regular size requirements. You may make a withdrawal from the Policy if the Excess Amount is sufficient. You may borrow up to 90% of your Policy's cash value using the Policy as security. See "Loans and Withdrawals."


Flexibility You may select the proportions of Minimum Guaranteed Death Benefit and Additional Protection, subject to our minimum requirements for the Minimum Guaranteed Death Benefit. You may increase the scheduled premium, or pay optional unscheduled additional premiums, at any time before the Policy anniversary nearest to the insured's 85th birthday, subject to our insurability requirements and issue limits. You may reduce or suspend payment of premiums within the limits provided in the Policy. You may direct the allocation of your premiums and apportion the Account assets supporting your Policy among the 24 divisions of the Account, using as many as 10 divisions at any time. You may transfer accumulated amounts from one division to another as often as 12 times in a Policy year.


Tax Benefits You are generally not taxed on your Policy's investment gains until you surrender the Policy or make a withdrawal. See "Tax Treatment of Life Insurance."


Risks of the Policy

Investment Risk Your Policy allows you to participate in the investment experience of the Account divisions you select. You bear the corresponding investment risks. You may find a comprehensive discussion of these risks in the attached prospectuses for the Funds.

Policy for Long-Term Protection Your Policy is designed to serve your need for long-term life insurance protection. It is not a suitable vehicle for short-term goals. We have not designed the Policy for frequent trading.

Policy Lapse Your Policy will lapse if you do not pay sufficient premium to keep it inforce. Favorable investment experience may reduce the required premium, but we do not guarantee investment experience. Policy loans or withdrawals may increase the premium required to keep the Policy inforce.

Limitations on Access to Your Values We will deduct a surrender charge if you request a surrender or partial surrender of your Policy during the first 15 Policy years. We permit withdrawals only if the Excess Amount is sufficient. The minimum amount for a withdrawal is $250. A partial surrender or withdrawal will reduce the death benefit.

Adverse Tax Consequences Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract if cumulative premium you pay exceeds a defined limit; surrenders, withdrawals and loans under the Policy will then be taxable as ordinary income to the extent there are earnings in the Policy, and a 10% penalty will apply to these distributions. Conversely, excessive Policy loans could cause a Policy to terminate with insufficient value to pay the tax due upon termination.

FEE AND EXPENSE TABLES



The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. See "Deductions and Charges" for a more detailed description.



Transaction Fees


This table describes the fees and expenses you will pay when you pay premiums, withdraw Excess Amount, surrender the Policy or transfer amounts between the Account divisions.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Maximum
                       When Charge is                                                                                 Amount
      Charge             Deducted                                     Current Amount Deducted                         Deducted
------------------------------------------------------------------------------------------------------------------------------------
Taxes                When you pay               3.5% of the premium                                                  3.5% of the
Attributable to      premiums                                                                                        premium
Premiums
------------------------------------------------------------------------------------------------------------------------------------
Sales Load           When you pay               4.5% of the premium                                                  4.5% of the
                     premiums                                                                                        premium
------------------------------------------------------------------------------------------------------------------------------------
Administrative       When you make a            Currently waived                                                     $25
Charge for           withdrawal of Excess
Withdrawals          Amount
------------------------------------------------------------------------------------------------------------------------------------
Administrative       When you surrender         $216 plus $1.08 per $1,000 of Minimum Guaranteed Death Benefit       Same as the
Surrender Charge     the Policy or make a       and Additional Protection for the first Policy year, graded          current amount
                     partial surrender          down linearly each year to zero at the beginning of the tenth
                                                Policy year
------------------------------------------------------------------------------------------------------------------------------------
Premium              When you surrender         Up to 40% of the sum of an annual premium for the Minimum            Same as the
Surrender Charge     the Policy or make a       Guaranteed Death Benefit (exclusive of the Policy Fee and            current amount
                     partial surrender          exclusive of any charge for extra mortality) plus a
                     before you have paid       term insurance premium for the initial amount of Additional
                     the premium that is        Protection.*
                     due at the beginning of
                     the fifteenth policy
                     year
------------------------------------------------------------------------------------------------------------------------------------
Administrative       When you make a            Currently waived                                                     The charge will
Charge for Partial   partial surrender of the                                                                        not exceed our
Surrender            Policy                                                                                          administrative
                                                                                                                     costs.
------------------------------------------------------------------------------------------------------------------------------------
Fee for Transfer     When you transfer          Currently waived                                                     $25
of Assets            assets among the
                     Account divisions
------------------------------------------------------------------------------------------------------------------------------------



*The premium surrender charge is a percentage (shown in the table below) of the surrender charge base. If payment of the premium for a Policy year has been suspended, the premium surrender charge percentage will be as if you had paid the annual premium. During the first five Policy years, if you pay premiums more frequently than annually we will adjust the premium surrender charge percentages to reflect the actual period for which you have paid premiums. The surrender charge base equals the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for substandard mortality) plus a term insurance premium for the initial amount of Additional Protection.


    For Policies
     surrendered                 Premium Surrender
after payment of the             Charge Percentage
 premium due at the    -------------------------------------
  beginning of year    Issue age 65 and under   Issue age 75
--------------------   -------------------------------------
1...................             24%                  24%
2...................             28%                25.5%
3...................             32%                  27%
4...................             36%                28.5%
5 through 10........             40%                  30%
11..................             32%                  24%
12..................             24%                  18%
13..................             16%                  12%
14..................              8%                   6%
15 and later........              0%                   0%

For issue ages 66 through 74, the percentages are determined by linear interpolation between the percentages shown.

Periodic Charges Other Than Fund Operating Expenses


This table describes the fees and expenses, other than operating expenses for the Funds, that you will pay periodically during the time that you own the Policy.


----------------------------------------------------------------------------------------------------------------------------------
                            When                                                                                     Maximum
                         Charge is                                                                                   Amount
       Charge             Deducted                               Current Amount Deducted                            Deducted
----------------------------------------------------------------------------------------------------------------------------------
Charge for           Annually on        $60                                                                   $84 plus $0.12
Administrative       the Policy                                                                               cents per $1,000 of
Costs                anniversary                                                                              both the Minimum
                                                                                                              Guaranteed Death
                                                                                                              Benefit and the
                                                                                                              Additional
                                                                                                              Protection
----------------------------------------------------------------------------------------------------------------------------------
Charge for           Annually on        $24 plus $0.12 cents per $1,000 of Minimum Guaranteed Death Benefit   Same as current
Issuance             the Policy         and Additional Protection                                             amount
Expenses             anniversary
                     for each of the
                     first ten policy
                     years
----------------------------------------------------------------------------------------------------------------------------------
Charge for           Annually on the    $0.12 cents per $1,000 of Minimum Guaranteed Death Benefit            Same as current
Guarantee of the     Policy                                                                                   amount
Minimum              anniversary
Guaranteed
Death Benefit
----------------------------------------------------------------------------------------------------------------------------------
Charge for Cost      Annually on        Minimum:  $0.69 per $1,000 of net amount at risk /(b)(e)/*            Same as current
of Insurance -       the Policy         Maximum:  $1,000 per $1,000 of net amount at risk /(c)(e)/*           amount
Minimum and          anniversary
Maximum*                                Representative:  $1.69 per $1,000 of net amount at risk /(d)(e)/*     Same as current
                                                                                                              amount
Charge for Cost
of Insurance -
Representative*
----------------------------------------------------------------------------------------------------------------------------------
Charge for           Daily              Annual rate of .60% of the assets of the Account*                     Same as current
Mortality and                                                                                                 amount
Expense Risks
-----------------------------------------------------------------------------------------------------------------------------------
Charge for           Annually on        Minimum:  1.3% of premium/(f)/                                        Same as current
Waiver of            the Policy         Maximum:  5.1% of premium/(g)/                                        amount
Premium Rider/(a)/   anniversary to
Minimum and          age 65             Representative:  2.5% of premium /(h)/                                Same as current
Maximum*                                                                                                      amount

Charge for
Waiver of
Premium Rider -
Representative
/(a)/*
----------------------------------------------------------------------------------------------------------------------------------
Charge for           Annually on        Minimum:  $0.54 cents per $1,000 of the benefit /(j)(l)/              Same as current
Additional           the Policy                                                                               amount
Purchase             anniversary to
Benefit/(a)/         age 40             Maximum:  $2.21 per $1,000 of the benefit /(k)(l)/
----------------------------------------------------------------------------------------------------------------------------------
Extra Premium        Annually on        Up to $53.63 per $1,000 of Minimum Guaranteed Death Benefit and       Same as current
for Insureds Who     the Policy         Additional Protection plus up to 37.2% of any (optional)
Qualify as           anniversary        additional premium./(m)/
SubStandard          and with each
Risks                unscheduled
                     premium
----------------------------------------------------------------------------------------------------------------------------------
Charge for           Daily              Annual rate of .90% of the borrowed amount/(n)/*                      No maximum
Mortality and                                                                                                 specified
Expense Risks
and Expenses for
Loans
----------------------------------------------------------------------------------------------------------------------------------y

*The amounts of these deductions are effectively reduced by the dividends we currently pay on Policies inforce. The dividends we currently pay are reflected in illustrations we provide. You may request an illustration from your Northwestern Mutual financial representative. We do not guarantee future dividends. The cost of insurance rate shown in the table may not be representative of the charge that a particular Policyowner may pay. Request an illustration for personalized information.


/(a)/ These charges apply only for Policies with these optional benefits.
/(b)/ For a female, age 10
/(c)/ At age 99
/(d)/ For a male insured age 35 in the Premier NT or Preferred NT risk classification
/(e)/ The amount is determined by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is the projected insurance amount, discounted at 4%, less the Policy Value. The projected insurance amount is the amount of insurance at the end of the Policy year, assuming that the Policy Value increases by the 4% annual growth rate assumed in constructing the Policy. The cost of insurance rate reflects the attained age of the insured and a mortality table. The selection of the mortality table is determined by the risk classification of the insured.
/(f)/ At issue age 0-9
/(g)/ At issue age 57
/(h)/ At issue age 35
/(j)/ At issue age 0
/(k)/ At issue age 38
/(l)/ The maximum benefit amount is $100,000
/(m)/ Varies by age and risk classification
/(n)/ The charge is applied to the Policy debt. We add unpaid interest to the amount of the loan. Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 5% or an alternative variable rate you select. The amount of the Policy loan will be transferred from the Account divisions to our general account and credited on a daily basis with an annual earnings rate equal to the Policy loan interest rate.

Annual Fund Operating Expenses

The table below shows the range (minimum and maximum) of total operating expenses, including investment advisory fees, distribution (12b-1) fees and other expenses of the Portfolios or Funds offered through Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products Fund III and Russell Investment Funds that are available for investment under the Contract. The range shown in this table does not reflect fee waivers or expense limits and reimbursements. The information is based on operations for the year ended December 31, 2004. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

--------------------------------------------------------------------------------------
                                                Total Annual Fund   Operating Expenses
                                                --------------------------------------
                 Fund Company                        Minimum             Maximum
--------------------------------------------------------------------------------------
Northwestern Mutual Series Fund, Inc.                 0.20%                0.98%
--------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund III             %                    %
                                                      ----                 ----
--------------------------------------------------------------------------------------
Russell Investment Funds                              0.73%                1.28%
--------------------------------------------------------------------------------------

The following table shows total annual operating expenses of each Fund or Portfolio available for investment under the Contract. Fund operating expenses are expressed as a percentage of average net assets for the year ended December 31, 2004, except as otherwise set forth in the notes to the table.

                                                                                                Total Net Operating
                                                                                                Expenses (Including
                                               Investment                             Total     Contractual Waivers,
                                                Advisory      Other                 Operating     Limitations and
Portfolio or Fund                                 Fees      Expenses   12b-1 Fees    Expenses     Reimbursements)
--------------------------------------------   ----------   --------   ----------   ---------   -------------------
Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock Portfolio............      0.56%       0.01%         -         0.57%            0.57%
T. Rowe Price Small Cap Value
   Portfolio/(a)/...........................      0.85%       0.03%         -         0.88%            0.88%
Aggressive Growth Stock Portfolio...........      0.52%       0.00%         -         0.52%            0.52%
International Growth Portfolio/(b)/.........      0.75%       0.23%         -         0.98%            0.98%
Franklin Templeton International Equity
   Portfolio................................      0.66%       0.06%         -         0.72%            0.72%
AllianceBernstein Mid Cap Value
   Portfolio/(c)/...........................      0.85%       0.04%         -         0.89%            0.89%
Index 400 Stock Portfolio...................      0.25%       0.01%         -         0.26%            0.26%
Janus Capital Appreciation Portfolio/(d)/...      0.80%       0.04%         -         0.84%            0.84%
Growth Stock Portfolio......................      0.42%       0.01%         -         0.43%            0.43%
Large Cap Core Stock Portfolio..............      0.43%       0.01%         -         0.44%            0.44%
Capital Guardian Domestic Equity
   Portfolio/(e)/...........................      0.61%       0.01%         -         0.62%            0.62%
T. Rowe Price Equity Income Portfolio/(f)/..      0.65%       0.04%         -         0.69%            0.69%
Index 500 Stock Portfolio..................       0.20%       0.00%         -         0.20%            0.20%
Asset Allocation Portfolio/(g)/.............      0.56%       0.08%         -         0.64%            0.64%
Balanced Portfolio..........................      0.30%       0.00%         -         0.30%            0.30%
High Yield Bond Portfolio...................      0.47%       0.02%         -         0.50%            0.50%
Select Bond Portfolio.......................      0.30%       0.00%         -         0.30%            0.30%
Money Market Portfolio/(h)/.................      0.30%       0.00%         -         0.30%            0.30%
Fidelity VIP Mid Cap Portfolio/(j)/.........          %           %           %           %                %
                                                  ----        ----        ----        ----             ----
Russell Investment Funds
Multi-Style Equity Fund/(k)/................      0.78%       0.10%         -         0.88%            0.87%
Aggressive Equity Fund/(l)/.................      0.95%       0.22%         -         1.17%            1.05%
Non-U.S. Fund/(m)/..........................      0.95%       0.33%         -         1.28%            1.15%
Core Bond Fund/(n)/.........................      0.60%       0.13%         -         0.73%            0.70%
Real Estate Securities Fund/(o)/............      0.85%       0.07%         -         0.92%            0.92%

/(a)/ T. Rowe Price Small Cap Value Portfolio Northwestern Mutual Series Fund's advisor, Mason Street Advisors, LLC ("MSA"), has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis.

/(b)/ International Growth Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.75% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.10% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.10% of the average daily net assets on an annual basis.

/(c)/ AllianceBernstein Mid Cap Value Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis.

/(d)/ Janus Capital Appreciation Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.80% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.90% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.90% of the average daily net assets on an annual basis.

/(e)/ Capital Guardian Domestic Equity Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.61% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis.

/(f)/ T. Rowe Price Equity Income Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis.

/(g)/ Asset Allocation Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.56% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis.

/(h)/ Money Market Portfolio MSA voluntarily waived its management fee for the period from December 2, 2002 through December 31, 2004. Without this waiver, operating expenses would have been higher. This waiver ended on December 31, 2004. Total Net Operating Expenses have been restated in the table for the year ended December 31, 2004, to reflect expenses without the fee waiver.

/(j)/ Fidelity VIP Mid Cap Portfolio Effective February 1, 2005 the Portfolio's advisor, Fidelity Management & Research Company ("FMR"), has voluntarily agreed to reimburse the Portfolio to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of average net assets, exceeds 1.10%. This arrangement may be discontinued by FMR at any time.

/(k)/ Multi-Style Equity Fund The Fund's Manager, Frank Russell Investment Management Company (FRIMCo) has contractually agreed to waive, at least until April 30, 2006, a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.87% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 0.87% of the average daily net assets on an annual basis.

/(l)/ Aggressive Equity Fund FRIMCo has contractually agreed to waive, at least until April 30, 2006, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.05% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.05% of the average daily net assets on an annual basis.

/(m)/ Non-U.S. Fund FRIMCo has contractually agreed to waive, at least until April 30, 2006, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.15% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.15% of the average daily net assets on an annual basis.

/(n)/ Core Bond Fund FRIMCo has contractually agreed to waive, at least until April 30, 2006, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.70% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 0.70% of the average daily net assets on an annual basis.

/(o)/ Real Estate Securities Fund FRIMCo has contractually agreed to waive, at least until April 30, 2006, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.10% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.10% of the average daily net assets on an annual basis.

NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual exceed $123.9 billion. Northwestern Mutual sells life and disability insurance policies and annuity contracts through its own field force of approximately 6,800 full time producing agents. Our Home Office is at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.



"We" and "our" in this prospectus means Northwestern Mutual.



THE ACCOUNT


We established Northwestern Mutual Variable Life Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. Under Wisconsin law the income, gains and losses, realized or unrealized, of the Account are credited to or charged against the assets of the Account without regard to our other income, gains or losses. We use the Account only for variable life insurance policies. However, the policies issued prior to the introduction of Variable CompLife(R) (October 11, 1995 in most states) are different from the Variable CompLife(R) Policies described in this prospectus. The older policies are described in a separate prospectus and are no longer offered. We also use the Account for other variable life insurance policies which are described in other prospectuses.

The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of management or investment practices or policies. The Account has twenty-four divisions. All of the assets of each division are invested in shares of the corresponding Portfolio or Fund described below.


THE FUNDS

Each of Northwestern Mutual Series Fund, Inc, Variable Insurance Products Fund III, and the Russell Investment Funds is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end management investment company. The Account buys shares of the series of the Funds identified below at their respective net asset values without sales charge. You may choose to allocate your purchase payments among up to ten of twenty-four Divisions and transfer values from one Division to another which correspond with the series of the three Funds. Amounts you allocate among the Divisions may grow in value, decline in value or grow less than you expect, depending on the investment performance of the underlying series in which the Account invests.

The investment objectives and types of investments for each series of each Fund are set forth below. There can be no assurance that the series will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses for each of the series of the three Funds described below, see the attached prospectuses.


Northwestern Mutual Series Fund, Inc.





All of the Series Fund's Portfolios are diversified, except for the Index 400 and Index 500 Stock Portfolios.

The investment adviser for the Fund is Mason Street Advisors, LLC ("MSA"), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Fund. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which are utilized by MSA in performing its investment advisory functions.

MSA has retained Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., Alliance Capital Management L.P. and Janus Capital Management LLC under investment sub-advisory agreements to provide investment advice to the Portfolios bearing their names or derivatives thereof.

Small Cap Growth Stock Portfolio The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Standard & Poor's SmallCap 600(R) Index ("S&P SmallCap 600(R) Index"). Securities are selected for their above-average growth potential giving consideration to factors such as, for example, company management, growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics.

T. Rowe Price Small Cap Value Portfolio The investment objective of the T. Rowe Price Small Cap Value Portfolio is long-term growth of capital. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the S&P SmallCap 600(R) Index. Equity securities of small companies are selected based on management's belief that they are undervalued with good prospects for capital appreciation based on such measures as, for example, company book or asset values, earnings, cash flow and business franchises.

Aggressive Growth Stock Portfolio The investment objective of the Aggressive Growth Stock Portfolio is long-term growth of capital. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) primarily in stocks, and primarily in stocks of small and mid-sized companies selected for their above-average growth potential giving consideration to factors such as, for example, company management, growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics.

International Growth Portfolio The investment objective of the International Growth Portfolio is long-term growth of capital. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in the securities of issuers from countries outside the US selected for their attractive growth potential based on management's assessment of a combination of solid fundamentals, attractive valuation and positive technical evaluation.

Franklin Templeton International Equity Portfolio The investment objective of the Franklin Templeton International Equity Portfolio is long-term growth of capital. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% of its net assets in securities of issuers from a minimum of three countries outside the U.S. that management believes are undervalued based on such measures as, for example, company book or asset values, earnings, cash flows and business franchises.

AllianceBernstein Mid Cap Value Portfolio The investment objective of the AllianceBernstein Mid Cap Value Portfolio is long-term growth of capital; current income is a secondary objective. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in the equity securities of companies with market capitalizations between $1 and $10 billion that are determined to be undervalued.

Index 400 Stock Portfolio The investment objective of the Index 400 Stock Portfolio is investment results that approximate the performance of the Standard & Poor's MidCap 400 Index ("S&P MidCap 400(R) Index"). Normally, the Portfolio invests in stocks included in the S&P MidCap 400(R) Index in proportion to their Index weightings to capture market performance of medium-sized companies using a computer program to determine which stocks should be purchased or sold.

Janus Capital Appreciation Portfolio The investment objective of the Janus Capital Appreciation Portfolio is long-term growth of capital. Normally, the Portfolio invests in equity securities of companies of any market capitalization selected for their growth potential using a "bottom up" approach that involves considering companies one at a time. The Portfolio also may invest in special situations, meaning investments in securities of issuers that management believes will appreciate in value due to developments specific to the issuers.

Growth Stock Portfolio The investment objective of the Growth Stock Portfolio is long-term growth of capital. Normally, the Portfolio invests primarily in the equity securities of well-established, medium and large capitalization companies that are selected for their above-average earnings growth potential, with an emphasis on high quality companies that have strong financial characteristics. Companies are identified using a "top down" approach that involves considering the economic outlook, identifying growth-oriented industries based on that outlook, and evaluating individual companies considering factors such as management, product outlook, global exposure, industry leadership position and financial characteristics.

Large Cap Core Stock Portfolio The investment objective of the Large Cap Core Stock Portfolio is long-term growth of capital and income. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies that may include both "growth" and "value" stocks, and may represent high quality companies across all market sectors. The Portfolio seeks a dividend yield of at least 75% of the dividend yield of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500(R) Index"). Because of the importance of current income and growth of income, dividend paying stocks are favored, but the Portfolio also may invest in non-dividend paying stocks.

Capital Guardian Domestic Equity Portfolio The investment objective of the Capital Guardian Domestic Equity Portfolio is long-term growth of capital and income. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in the equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts (ADRs) and other U.S. registered securities. The Portfolio focuses on companies with records of growing earnings selling at attractive prices relative to their market and peers. IN selecting investments, the Portfolio stresses companies with below market price/earnings and price/book ratios and above market dividend yields. Generally, the companies in which the Portfolio invests will have a market value of $1 billion dollars or more.

T. Rowe Price Equity Income Portfolio The investment objective of the T. Rowe Price Equity Income Portfolio is long-term growth of capital and income. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in common stocks, with 65% in the stocks of well-established companies paying above-average dividends. Typically a value approach in selecting investments is employed, meaning that companies are selected based on management's belief that they are undervalued based on such measures as, for example, company book or asset values, earnings, cash flows and business franchises.

Index 500 Stock Portfolio The investment objective of the Index 500 Stock Portfolio is investment results that approximate the performance of the S&P 500(R) Index.

Normally, the Portfolio invests in stocks included in the S&P 500(R) Index in proportion to their Index weightings to capture broad market performance using a computer program to determine which stocks should be purchased or sold.

Asset Allocation Portfolio The investment objective of the Asset Allocation Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk. Normally, the Portfolio invests not more than 75% of net assets in either equity securities or debt securities with maturities greater than one year, and as much as 100% of net assets in cash or high quality short term debt securities. The Portfolio is actively managed to capitalize on changing financial markets and economic conditions, following a flexible policy for allocating assets according to a benchmark of 45-75% equities; 20-50% debt, and 0-20% cash or cash equivalents. Up to 50% of net assets may be invested in foreign stocks and up to 20% of net assets may be invested in non-investment grade obligations.

Balanced Portfolio The investment objective of the Balanced Portfolio is to realize as high a level of total return as is consistent with prudent investment risk. Normally, the Portfolio invests in the stock, bond and money market sectors as described for the Index 500 Stock, Select Bond and Money Market Portfolios. Management attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions, while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets across the three market sectors. Management also may adjust the percentage of assets in each market sector in response to changing market and economic conditions.

High Yield Bond Portfolio The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in non-investment grade debt securities. The Portfolio invests in both domestic and foreign debt securities that are rated below investment grade by at least one major rating agency or, if unrated, determined by management to be of comparable quality. Securities are selected primarily based upon rigorous industry and credit analysis performed by management to identify companies that are believed to be attractively priced, or which have stable or improving fundamental financial characteristics, relative to the overall high yield market. High yield debt securities are often called "junk bonds."

Select Bond Portfolio The investment objective of the Select Bond Portfolio is to realize as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders' capital. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Portfolio invests in both domestic and foreign debt securities that are rated investment grade by at least one major rating agency or, if unrated, determined by management to be of comparable quality. Up to 20% of net assets may be invested in below investment grade securities. The Portfolio is actively managed to take advantage of changes in interest rates, credit quality and maturity based on management's outlook for the economy, the financial markets and other factors. This will increase portfolio turnover and may increase transaction costs and the realization of tax gains and losses.

Money Market Portfolio The investment objective of the Money Market Portfolio is maximum current income consistent with liquidity and stability of capital. Normally, the Portfolio invests in high quality, short term money market instruments that present minimal credit risks as determined by management. Management will seek to maximize returns by trading to take advantage of changing money market conditions and trends and what they believe are disparities in yield relationships between different money market instruments.



Fidelity Variable Insurance Products Fund III



VIP Mid Cap Portfolio The Fidelity(R) VIP Mid Cap Portfolio is a series of Variable Insurance Products Fund III. The Account buys Service Class 2 shares of the Fidelity(R) VIP Mid Cap Portfolio.



The investment adviser for the Fidelity(R) VIP Mid Cap Portfolio is Fidelity Management & Research Company.


The Fidelity(R) VIP Mid Cap Portfolio normally invests at least 80% of its assets in securities of companies with medium market capitalization. These are companies with market capitalizations similar to companies in the Russell Midcap(R) Index or the Standard & Poor's(R) MidCap 400 Index. The Portfolio normally invests primarily in common stocks.




Russell Investment Funds


The assets of each of the portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company ("Russell"), and an affiliate of Russell, Frank Russell Investment Management Company ("FRIMCo"). FRIMCo also advises, operates and administers the Russell Investment Funds. Russell is our majority-owned subsidiary.

Multi-Style Equity Fund The investment objective of the Multi-Style Equity Fund is to provide long term capital growth. The Multi-Style Equity Fund invests primarily in common stocks of medium and large capitalization companies, most of which are US based. While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund generally defines large and medium capitalization stocks as stocks of the largest 1,000 companies in the US.

Aggressive Equity Fund The investment objective of the Aggressive Equity Fund is to provide long term capital growth. The Aggressive Equity Fund invests primarily in common stocks of small and medium capitalization companies, most of which are US based. While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund generally defines medium and small capitalization stocks as stocks of all but the largest 500 companies in the US. The Fund's investments may include companies that have been publicly traded for less than five years and smaller companies such as companies not listed in the Russell 2000(R) Index.

Non-U.S. Fund The investment objective of the Non-U.S. Fund is to provide long term capital growth. The Non-U.S. Fund invests primarily in equity securities issued by companies domiciled outside the US and in depositary receipts, which represent ownership of securities of non-US companies. The Fund's investments span most of the developed nations of the world (particularly Europe and the Far
East) to maintain a high degree of diversification among countries and currencies, and the Fund may invest up to approximately 5% of its net assets in emerging markets. This Fund may be appropriate for investors who want to reduce their investment portfolio's overall volatility by combining an investment in this Fund with investments in US equity funds.

Core Bond Fund The investment objective of the Core Bond Fund is to provide current income and the preservation of capital. The Core Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds fixed income securities issued or guaranteed by the US government and, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). The Fund may invest up to 25% of its assets in debt securities that are rated below investment grade. These securities are commonly referred to as "junk bonds." The Fund may invest in derivatives as a substitute for holding physical securities or to implement its investment strategies.

Real Estate Securities Fund The investment objective of the Real Estate Securities Fund is to provide current income and long term capital growth. The Real Estate Securities Fund seeks to achieve its objective by concentrating its investments in equity securities of real estate companies, primarily companies known as real estate investment trusts (REITs) and other real estate operating companies whose value is derived from ownership, development and management of underlying real estate properties. The Fund may also invest in equity securities of other types of real estate-related companies. The Fund invests in companies which are predominantly US based.

--------------------------------------------------------------------------------

INFORMATION ABOUT THE POLICY

The Policy Design




The Policy combines a Minimum Guaranteed Death Benefit with Additional Protection in an integrated policy design. The Minimum Guaranteed Death Benefit represents permanent life insurance guaranteed for the lifetime of the insured if premiums are paid when due and no Policy debt is outstanding. The Additional Protection is guaranteed for a period of years which depends on the sex and risk classification and age of the insured when the Policy is issued and the relative proportions of Minimum Guaranteed Death Benefit and Additional Protection. For an insured aged less than 43, the guaranteed period is not less than ten years. The guaranteed period is stated in the Policy. It is generally longer for younger insureds and shorter for insureds who are older, but will not be less than six years, or more than 46 years.

We place net premiums in the Account divisions you select. The net premiums increase the Policy Value. The Policy Value is the cumulative amount invested, adjusted for investment results, reduced by the cost of insurance. The cost of insurance is based on the net amount at risk. This is the amount of insurance inforce less the Policy Value. The cost of insurance also reflects the attained age of the insured each year. If you pay premiums when they are due, and investment experience is favorable, the Policy Value will increase year by year.

We have designed the Policy so that the increase in Policy Value over time should reduce the net amount at risk. The reduction in the net amount at risk offsets the rising cost of the mortality risk as the age of the insured increases, reducing the total cost of insurance which we subtract from the Policy Value each year. This scenario depends, however, on the investment experience which is a principal factor in determining Policy Value. Investment experience is not guaranteed. If investment experience does not produce a sufficient rate of return, the amount of Additional Protection will be reduced in later Policy years, or you will need to pay additional premium to keep the Additional Protection from falling.


For a typical Policy the average annual net investment rate of return required to maintain the initial amount of Additional Protection, without additional premium, should be between 4% and 6%, based on the current charges and dividend scale. You may request a sales illustration to show the impact of a particular average annual net investment rate of return on the Additional Protection. See "Illustrations." Any excess Policy Value (we call it the "Excess Amount") is simply added to the death benefit and the cash value, dollar for dollar, unless a greater increase in the death benefit is required to meet tax requirements for life insurance. See "Excess Amount" and "Tax Treatment of Policy Benefits."


The Policy also allows you to pay additional premiums to purchase variable paid-up additional insurance. We calculate the values for the additional insurance separately from those which support the initial amount of insurance. The values for the variable paid-up additional insurance do not affect the Policy Value. We allow unscheduled additional premiums to purchase variable paid-up additional insurance, subject to insurability of the insured when we accept the premiums. You may also pay additional premiums to increase the Policy Value.

Requirements for Insurance


The minimum amount we require for the Minimum Guaranteed Death Benefit is $100,000, reduced to $50,000 if the insured is below age 15 or over age 59. If the initial premium is at least $10,000 ($5,000 for ages below 15) the required minimum for the Minimum Guaranteed Death Benefit is $1,000. A lower minimum may apply in some circumstances and will apply if the Policy is purchased for an employer-sponsored benefit plan. See "Special Policy for Employers." The Minimum Guaranteed Death Benefit must always be at least $1,000.

Before issuing a Policy, we will require satisfactory evidence of insurability. Non-smokers who meet underwriting requirements for the best three classifications are considered Premier NT, Preferred NT, and Standard Plus NT, respectively. The best two classes of smokers are considered Premier T and Preferred T, respectively. The premium depends on the risk classification. We charge a higher premium for insureds who qualify as substandard risks, i.e., for insureds who do not qualify for the risk classifications mentioned above. The amount of extra premium depends on the risk classification in which we place the insured.

For contracts issued prior to January 1, 2005, we used a different risk classification system. Risks which would be considered Premier NT or Preferred NT under the current system were called Standard Plus. Risks which would be considered Premier T or Preferred T under the current system were called Standard.


Premiums


The Policy provides for a level scheduled premium to be paid annually at the beginning of each Policy year. Premiums are payable at our Home Office or to your Northwestern Mutual Financial Representative.


By administrative practice, we accept premiums on a monthly, quarterly or semi-annual schedule and we permit premium payment under an authorized payment plan by electronic funds transfer from your bank. If you pay premiums more frequently than annually, we place the scheduled net annual premium in the Account on each Policy anniversary. We advance this amount on this date and we are reimbursed as we receive your premium payments. You have no obligation to repay the amount that we have advanced, but failure to pay the premiums when due will cause (a) premium payments to be suspended (subject to the conditions described later in this section), (b) the Policy to continue inforce as a reduced amount of paid-up insurance, or (c) the Policy to terminate. If you do not pay premiums when they are due, we will reduce the Account assets supporting the Policy to reflect the premiums due later in the Policy year.


Premiums you pay other than on an annual basis are increased to (1) reflect the time value of money, based on an 8% per annum interest rate, and (2) cover the administrative costs to process the additional premium payments. A monthly premium is currently equal to the annual premium times .0863 plus 50 cents. You may pay monthly premiums only through an automatic payment plan arranged with your bank. A quarterly premium is currently equal to the annual premium times ..2573 plus $2.00. A semi-annual premium is equal to the annual premium times ..5096 plus $1.35. For any frequency other than annual, the annual percentage rate ("APR") will depend on the amount of the annual premium and the premium payment frequency. For monthly premiums, the APR will be between 7.71% and 12.88%. For quarterly premiums, the APR will be between 7.81% and 16.48%. For semi-annual premiums, the APR will be between 7.83% and 12.38%. You may obtain information about APR calculations for premiums paid other than annually from your Northwestern Mutual Financial Representative. The APR calculation is also available through www.nmfn.com. The following table shows examples of annual and periodic premiums, the excess of the annual sum of the periodic premiums over the annual premiums and the APR.

                           Annual     Excess of Annual     Annual
                           Sum of      Sum of Periodic   Percentage
  Annual      Periodic    Periodic      Premiums Over       Rate
  Premium     Premium     Premiums     Annual Premium       (APR)
-------------------------------------------------------------------
                              MONTHLY PREMIUMS
$ 1,000.00   $   86.80   $ 1,041.60        $ 41.60          9.00%
  5,000.00      432.00     5,184.00         184.00          7.97%
 10,000.00      863.50    10,362.00         362.00          7.84%
                                QUARTERLY PREMIUMS
  1,000.00      259.30     1,037.20          37.20          9.96%
  5,000.00    1,288.50     5,154.00         154.00          8.24%
 10,000.00    2,575.00    10,300.00         300.00          8.03%
                              SEMIANNUAL PREMIUMS
  1,000.00      510.95     1,021.90          21.90          8.96%
  5,000.00    2,549.35     5,098.70          98.70          8.06%
 10,000.00    5,097.35    10,194.70         194.70          7.94%

The scheduled premium includes the premium for the Minimum Guaranteed Death Benefit and the premium for any Additional Protection. The amount of the premium depends on the amount of the Minimum Guaranteed Death Benefit and the amount of Additional Protection, as well as the insured's age and risk classification. The amount of the premium also reflects the sex of the insured except where state or federal law requires that premiums and other charges and values be determined without regard to sex. We send a notice to you not less than two weeks before each premium is due.

You may select the proportions of Minimum Guaranteed Death Benefit and Additional Protection, subject to the required minimum amount for the Minimum Guaranteed Death Benefit. See "Requirements for Insurance", above. Policies that include Additional Protection are subject to a minimum premium that is equal to 70% of the premium for a Policy that consists solely of Minimum Guaranteed Death Benefit. The premium for the Additional Protection consists of two times the cost of term insurance (for the insured's age when the Policy was issued) as long as this amount in combination with the premium for the Minimum Guaranteed Death Benefit meets the 70% requirement. If this combination does not meet the 70% requirement the premium for Additional Protection is increased to bring the total up to the 70% level. We apply the amount by which the premium is increased, after deductions, to increase the Policy Value. In most cases we will also guarantee the Additional Protection for a longer period. The premium rates for term insurance are set forth in the Policy. In addition to the premium required for the Minimum Guaranteed Death Benefit and any Additional Protection, the scheduled premium may include additional premium to purchase paid-up additional insurance or to increase the Policy Value. The scheduled premium will also include the premium required for any additional benefit included as part of the Policy.

After the Policy is issued we will reduce the additional premium included in the scheduled premium at any time upon your request. You may increase the additional premium included in the scheduled premium, or you may pay optional unscheduled additional premiums, at any time before the Policy anniversary nearest to the insured's 85th birthday, subject to our insurability requirements and issue limits.

If the Policy includes Additional Protection, we may require an increased premium after the guaranteed period to prevent a reduction of the amount of Additional Protection. We determine the increased premium, if required, each year as of the date 25 days before the Policy anniversary. You are entitled to pay the increased premium required to keep the Additional Protection from falling until the insured reaches age 80 but this right terminates as of the first Policy anniversary on which you do not pay the increased premium when it is due.


You may suspend payment of scheduled premiums, at your option, if as of 25 days prior to the Policy anniversary on or before the due date of the premium, (1) the Excess Amount exceeds one year's minimum premium, and (2) the Policy Value exceeds the sum of the net single premium for the amount of insurance then inforce, plus the present value of future charges for expenses, additional benefits, and any extra mortality. See "Excess Amount." The minimum premium is the sum of the premiums for the Minimum Guaranteed Death Benefit, the Additional Protection and any additional benefit included in the Policy. We will calculate the net single premium and the present value of future charges using the mortality basis for the cost of insurance charges with 6% interest. See "Charges Against the Policy Value." While payment of premiums is suspended, certain charges ordinarily deducted from premiums will reduce the Policy Value instead. These charges are set forth in your Policy in the Table of Charges under Premium Suspension. You may resume payment of scheduled premiums as of any Policy anniversary. You must resume payment of scheduled premiums as of the next Policy anniversary if the Excess Amount, as of 25 days prior to the Policy anniversary, is determined to be less than one year's minimum premium. You may pay unscheduled additional premiums while suspension of scheduled premiums is in effect, subject to our insurability requirements and issue limits.


The Policy provides for a grace period of 31 days for any premium that is not paid when due. The Policy remains inforce during this period. If you pay a premium during the grace period, the values for the Policy will be the same as if you had paid the premium when it was due. If you do not pay the premium within the grace period, and the Policy does not qualify for premium suspension, the Policy will terminate as of the date when the premium was due and will no longer be inforce, unless it is continued as paid-up insurance. See "Paid-Up Insurance." If you surrender a Policy, its cash value will be paid. See "Cash Value."

The following table shows representative annual premiums for a Policy with an initial death benefit amount of $400,000, divided equally between Minimum Guaranteed Death Benefit and Additional Protection, for male Premier NT or Preferred NT, Standard Plus NT and Premier T or Preferred T, at three ages.



                      Premium for
           Minimum      Minimum
         Guaranteed    Guaranteed                Premium for
Age at      Death        Death      Additional    Additional    Total
 Issue     Benefit      Benefit     Protection    Protection   Premium
------   ----------   -----------   ----------   -----------   -------
                           PREMIER NT or PREFERRED NT
15....    $200,000       $1,292      $200,000       $  588     $ 1,880
35....     200,000        2,610       200,000        1,010       3,620
55....     200,000        6,618       200,000        3,320       9,938
                                STANDARD PLUS NT
15....    $200,000       $1,406      $200,000       $  608     $ 2,014
35....     200,000        2,874       200,000        1,118       3,992
55....     200,000        7,196       200,000        4,428      11,624
                             PREMIER T or PREFERRED T
15....    $200,000       $1,612      $200,000       $  740     $ 2,352
35....     200,000        3,362       200,000        1,310       4,672
55....     200,000        8,650       200,000        6,380      15,030


We accept premium payment by various means, including check and electronic funds transfer (EFT).

Death Benefit

The death benefit for a Policy includes the Minimum Guaranteed Death Benefit, any Additional Protection in effect, any Excess Amount and any paid-up additional insurance. It is reduced by the amount of any Policy debt outstanding and by an adjustment for any unpaid premiums which have been applied to purchase paid-up additional insurance.


The Minimum Guaranteed Death Benefit you select when the Policy is issued will neither increase nor decrease, regardless of the investment experience of the Account divisions where assets for the Policy are held, so long as you pay scheduled premiums when they are due and no Policy debt is outstanding. In setting the premium rates for the Minimum Guaranteed Death Benefit we have assumed that the Account assets will grow at a net annual rate of 4% after the Account charges and the expenses of the Portfolios and Funds in which you invest. See "Charges Against the Account Assets." We bear the risk that the rate of growth will be less. A higher rate of growth results in an increase in the Policy Value.

The Additional Protection included in a Policy when it is issued will not increase by reason of investment experience more favorable than the assumed 4% net annual rate of growth. It will not decrease, regardless of investment experience, until expiration of the guaranteed period, so long as you pay scheduled premiums when they are due and no Policy debt is outstanding. A condition for this guarantee is that you must use any dividends paid on the Policy to increase Policy Value until the end of the guaranteed period unless the Policy has an Excess Amount. See "Excess Amount." After the guaranteed period, the Additional Protection may be reduced unless the Policy Value exceeds the amount defined by the formula in the Policy. We calculate the amount of Policy Value, and the amount of increased premium required to prevent a reduction in the Additional Protection, 25 days before each Policy anniversary. You may pay any increased premium required to prevent a reduction in the Additional Protection each year until the Policy anniversary nearest the insured's 80th birthday, but this right terminates the first time you do not pay any required increased premium when it is due.

The Policy Value represents the total cumulative net premiums for the Minimum Guaranteed Death Benefit and the Additional Protection, including any additional net premiums or Policy dividends which have been used to increase the Policy Value, adjusted for investment experience, less the cost of insurance which we deduct from the Policy Value on each Policy anniversary. The Policy Value may exceed the amount required to support the Minimum Guaranteed Death Benefit and the Additional Protection. This may result from favorable investment experience or from additional premium or Policy dividends used to increase the Policy Value. The amount by which the Policy Value exceeds the amount needed to support the Minimum Guaranteed Death Benefit and the Additional Protection under a specified set of assumptions is called the Excess Amount. See "Excess Amount." Any Excess Amount will increase the death benefit for the Policy, dollar-for-dollar, except as described in the next paragraph. The Policy Value and any Excess Amount change daily.

We have designed the Policy to meet the definitional requirements for life insurance in Section 7702 of the Internal Revenue Code. See "Tax Treatment of Policy Benefits." These rules require that the death benefit will never be less than the Policy Value divided by the net single premium per dollar of death benefit. The required difference between the death benefit and the Policy Value is higher at younger ages than at older ages. The Policy provides for an increase in the death benefit to the extent required to meet this test. After the death benefit has been increased to meet this requirement an increase in the Policy Value will cause a greater than dollar-for-dollar increase in the death benefit, and a decrease in the Policy Value will cause a greater than dollar-for-dollar decrease in the death benefit.


The death benefit is increased by the amount of any paid-up additional insurance purchased with additional premium or Policy dividends. The amount and value of the paid-up additional insurance vary daily to reflect investment experience and are not guaranteed. The amount of any paid-up additional insurance is its value used as a net single premium at the attained age of the insured.

Policy Value and Paid-Up Additional Insurance

We determine the Policy Value and the value of any paid-up additional insurance daily by separate calculations. An increase or decrease in the Policy Value has no effect on the value of any paid-up additional insurance, and an increase or decrease in the value of any paid-up additional insurance has no effect on the Policy Value. You may increase or decrease the amount of scheduled additional premium which you are paying to increase the Policy Value or to increase the amount of paid-up additional insurance, and you may change the allocation for applying this additional premium. You must make changes in the scheduled additional premium and its allocation by written request. We may require evidence of insurability. We do not permit increases in the scheduled additional premium after the Policy anniversary nearest the insured's 85th birthday.

You may transfer the value of paid-up additional insurance to increase the Policy Value by written request. This will generally result in a decrease in the total death benefit. You may not transfer Policy Value to the value of paid-up additional insurance.

Allocations to the Account


We place the first net annual premium for the Policy, including any net scheduled additional premium, in the Account on the Policy date. We place the net scheduled annual premium in the Account on each Policy anniversary thereafter even if you are paying premiums on an other-than-annual frequency. We will place net unscheduled premiums in the Account on the date they are received at our Home Office, provided the request is received in good order prior to the close of trading on the New York Stock Exchange. Although no fee is presently charged, we reserve the right to charge a fee of up to $25, to cover administrative costs of transfers. Net premiums are premiums less the deductions from premiums. See "Deductions from Premiums."


We invest premiums placed in the Account prior to the initial allocation date in the Money Market Division of the Account. The initial allocation date is identified in the Policy and is the latest of the Policy date, 45 days after the date of the completed application or 32 days after we approve the application. If you do not pay the initial premium with the application, the initial allocation date is the latest of 45 days after the date of the completed application, 32 days after we approve the application or 32 days after the Policy date. On the initial allocation date we invest the amount in the Money Market Division in the Account divisions as you have directed in the application for the Policy. You may change the allocation for future net premiums at any time by written request and the change will be effective for premiums placed in the Account thereafter. If you allocate any portion of a premium to a division, the division must receive at least 1% of that premium.

You may apportion the Account assets supporting your Policy among as many as ten divisions of the Account at any one time. We count the Money Market Division as one of the ten available divisions if you are using it for any purpose, including the initial allocation date procedure described above or dollar cost averaging.


You may transfer accumulated amounts from one division of the Account to another. We will make the transfer based upon the next valuation of Accumulation

Units in the affected Divisions that we make after we receive a written request at our Home Office, provided it is in good order. Although no fee is presently charged, we reserve the right to charge a fee of up to $25 to cover administrative costs of transfers.

Short Term and Excessive Trading Short term and excessive trading (sometimes referred to as "market timing") may present risks to a Portfolio's or Fund's long-term investors because it can, among other things, disrupt portfolio investment strategies, increase Portfolio and Fund transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios and Funds that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such a small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors' interests in a Portfolio or Fund if it calculates its net asset value using closing prices that are no longer accurate.

To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions including the (i) prohibition of more than twelve transfers among divisions under a single Policy during a twelve-month period, (ii) limitations on transfers in and out of the same division within a fourteen day period, and
(iii) limitations on transfers in and out of the same division within thirty days where the amount invested exceeds one percent (1%) of the total assets of the underlying Portfolio or Fund. These policies and procedures may change from time to time in our sole discretion without notice. Additionally, the Portfolios and Funds may have their own policies and procedures that are described in their prospectuses that are designed to limit or restrict frequent trading.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, allocations or transfers by you or persons we deem to be affiliated with you, such as family members, may be rejected without notice.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring and what action, if any, should be taken in response. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be legal and technological limitations on our ability to impose restrictions on the trading practices of policy owners.


Deductions and Charges

Deductions from Premiums We deduct a charge for taxes attributable to premiums from each premium. The total amount of this deduction is 3.5% of the premium. Of this amount 2.25% is for state premium taxes. Premium taxes vary from state to state and currently range from .5% to 3.5% of life insurance premiums. The 2.25% rate is an average. The tax rate for a particular state may be lower, higher, or equal to the 2.25% deduction. We do not expect to profit from this charge. The remainder of the deduction, 1.25% of each premium, is for federal income taxes measured by premiums. We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs.


We deduct a charge of 4.5% for sales costs from each premium. We expect to recover our sales expenses from this amount, over the period while the Policies are inforce, and from the surrender charges described below. The amounts we deduct for sales costs in a Policy year are not specifically related to sales costs incurred that year. To the extent that sales expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the charge against the assets of the Account for the mortality and expense risks we have assumed. See "Charges Against the Account Assets." To the extent that the amounts deducted for sales costs exceed the amounts needed, we will realize a gain.

We deduct an annual charge of $60 from premiums each year for administrative costs to maintain the Policy. These expenses include costs of premium billing and collection, processing claims, keeping records and communicating with Policy owners. We retain the right to increase this charge after 10 years, but it is guaranteed not to exceed $84 plus $ 0.12 cents per $1,000 of both the Minimum Guaranteed Death Benefit and the Additional Protection. We do not expect to profit from this charge.

We deduct an annual charge from premiums each of the first 10 years to compensate us for expenses, other than sales expenses, incurred in conjunction with issuance of the Policy. These expenses include the costs of processing applications, medical examinations, determining insurability and establishing records. The annual amount of this charge is $24 plus $ 0.12 cents per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection. If you surrender the Policy before these charges have been deducted for 10 years, the remaining charges will be reflected in the administrative surrender charge. See "Surrender Charges."

We deduct an annual charge of $ 0.12 cents per $1,000 of Minimum Guaranteed Death Benefit from premiums each year to compensate us for the risk we have assumed by guaranteeing the Minimum Guaranteed Death Benefit, as long as you pay all premiums when they are due, no matter how unfavorable investment performance may be.

We will also deduct any extra amounts we charge for insureds who qualify as substandard risks, plus the cost of any additional benefits purchased with the Policy, to determine the net annual premium.

Charges Against the Policy Value We deduct a cost of insurance charge from the Policy Value on each Policy Anniversary. We determine the amount by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is the projected insurance amount, discounted at a net annual rate of 4%, less the Policy Value. The projected insurance amount is the amount of insurance at the end of the Policy year, assuming that the Policy Value increases by the 4% net annual growth rate assumed in constructing the Policy. The cost of insurance rate reflects the attained age of the insured. For Premier NT and Preferred NT risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Non-Smoker Mortality Tables. For Premier T and Preferred T risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Smoker Mortality Tables. For other risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Mortality Tables. The cost of insurance rates are included in the Policy. We also deduct a cost of insurance charge from the cash value of any paid-up additional insurance on each Policy anniversary. If we receive an unscheduled premium on a day other than a Policy anniversary and the net amount at risk increases as a result, we will deduct a cost of insurance charge on that day, reflecting the increase in the net amount at risk and the portion of the Policy year remaining.


While payment of premiums is suspended, a portion of the annual charges which we would ordinarily deduct from premiums will be deducted from the Policy Value instead. We will also make this deduction on the Policy anniversary each year.

We will also reduce the Policy Value by any surrender charges, administrative charges or decrease in Policy debt that may result from a withdrawal, a decrease in the face amount of insurance or a change to variable benefit paid-up insurance.


Charges Against the Account Assets There is a daily charge to the Account for the mortality and expense risks that we have assumed. The charge is at the annual rate of .60% of the assets of the Account. The mortality risk is that insureds may not live as long as we estimated. The expense risk is that expenses of issuing and administering the Policies may exceed the estimated costs. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies. The actual mortality and expense experience under the Policies will be the basis for determining dividends. See "Annual Dividends."


The Policies provide that a charge for taxes may be made against the assets of the Account. We are not currently making a daily charge for federal income taxes we have incurred. In no event will the charge for taxes exceed that portion of our actual tax expenses which is fairly allocable to the Policies.


The Portfolios and Funds in which the assets that support your Policy are invested also bear expenses which reduce the investment rate of return. See "Fee and Expense Tables--Annual Fund Operating Expenses."


Transaction Charges The Policy provides for a fee of up to $25 for a transfer of assets among the Account divisions and for a fee of up to $25 for a withdrawal of Excess Amount. We are currently waiving these charges.


Surrender Charges If you surrender the Policy before you have paid the premium that is due at the beginning of the fifteenth year, we will deduct surrender charges from the Policy Value. Similarly, we will deduct surrender charges on a change to paid-up insurance. See "Paid-Up Insurance." A table of surrender charges is in the Policy.


The surrender charges consist of an administrative surrender charge and a premium surrender charge. The administrative surrender charge is equal to the sum of the issue expense charges which we have not deducted. The administrative surrender charge in the first Policy year is $216, plus $1.08 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection. This charge grades down linearly each year as you pay the premium (or payment of premiums is suspended) and is zero after you have paid the premium that is due at the beginning of the tenth Policy year (or it is suspended).

The premium surrender charge is a percentage (shown in the table below) of the surrender charge base. If payment of the premium for a Policy year has been suspended, the premium surrender charge percentage will be as if you had paid the annual premium. During the first five policy years, if you pay premiums more frequently than annually we will adjust the premium surrender charge percentages to reflect the actual period for which you have paid premiums.

If none of the premium payments during the first five Policy years have been suspended, the surrender charge base equals the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection.

If any of the premium payments during the first five Policy years have been suspended, the surrender charge base equals the lesser of (1) the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection, and (2) the sum of the total premiums paid (exclusive of any premiums for additional benefits purchased with the Policy, and premiums for extra mortality, and any extra amount for premiums paid more often than annually) divided by the number of years (including fractions), but not more than five, for which premiums have been paid or suspended.

   For Policies
surrendered after    Premium Surrender Charge Percentage
  payment of the    -------------------------------------
beginning of year   Issue age 65 and under   Issue age 75
-----------------   ----------------------   ------------
         1                    24%                  24%
         2                    28%                25.5%
         3                    32%                  27%
         4                    36%                28.5%
   5 through 10               40%                  30%
        11                    32%                  24%
        12                    24%                  18%
        13                    16%                  12%
        14                     8%                   6%
   15 and later                0%                   0%


For issue ages 66 through 74, the percentages are determined by linear interpolation between the percentages shown.


For a reduction in face amount, we will deduct the difference in surrender charges before and after the reduction.

For a Policy that has a Minimum Guaranteed Death Benefit of $50,000 or more, the surrender charges will not exceed $41.16 per $1,000 of Minimum Guaranteed Death Benefit. For a Policy that has a Minimum Guaranteed Death Benefit of $100,000 or more, issued for an insured ages 15-59, the surrender charges will not exceed $22.86 per $1,000 of Minimum Guaranteed Death Benefit. The surrender charges could equal or exceed the Policy Value but we will not apply the surrender charges to the value of any paid-up additional insurance.

Guarantee of Premiums, Deductions and Charges

We guarantee and may not increase the premiums for the Minimum Guaranteed Death Benefit and the charge for mortality and expense risks. These amounts will not increase regardless of future changes in longevity or increases in expenses.

Cash Value

The cash value for the Policy will change daily in response to investment results. No minimum cash value is guaranteed. The cash value is equal to the Policy Value plus the value of any paid-up additional insurance, reduced by any Policy debt outstanding and the surrender charges. If you are not paying premiums on an annual basis we reduce the cash value for any premiums due later in the Policy year.

We determine the cash value for a Policy at the end of each valuation period. Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the New York Stock Exchange is open for trading. In accordance with the requirements of the Investment Company Act of l940, we may also determine the cash value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios or Funds.


You may surrender your Policy for the cash value at any time during the lifetime of the insured. Alternatively, you may request that we apply the cash value to provide a reduced amount of fixed or variable paid-up insurance. See "Paid-Up Insurance."



We will permit partial surrenders of the Policies so long as the Policy that remains meets the regular minimum size requirements. A partial surrender will cause the Policy to be split into two Policies. One Policy will be surrendered; the other will continue inforce on the same terms as the original Policy except that the premiums will be based on the reduced amount of insurance. You will receive a new Policy document. The cash value and the death benefit will be proportionately reduced. We will allocate reductions among the Account divisions in proportion to the amounts in the divisions. We will make a deduction from the Policy proceeds for a proportionate part of the surrender charges if a partial surrender takes place before you have paid the premium that is due at the beginning of the fifteenth Policy year. Although no fee is presently charged, we may make a transaction charge when a partial surrender is effected. The amount of the transaction charge will not exceed the actual administrative costs for the transaction.





Annual Dividends

The Policies share in divisible surplus to the extent we determine annually. We will distribute a Policy's share annually as a dividend payable on each Policy anniversary. Although the source of dividends may vary, dividends under participating Policies may be described as refunds of premiums which adjust the cost of a Policy to the actual level of cost emerging over time after the Policy's issue. Thus participating policies generally have gross premiums which are higher than those for comparable non-participating policies. Both federal and state tax law recognize that a dividend is considered to be a refund of a portion of the premium paid.

Decisions with respect to the determination and allocation of divisible surplus are at the discretion and sound business judgment of the company's Board of

Trustees. There is no guaranteed specific method or formula for the determination and allocation of divisible surplus. Accordingly, the company's approach is subject to change. Neither the existence nor the amount of a dividend is guaranteed in any given year.

Dividend illustrations published at the time a life insurance Policy is issued reflect the actual recent experience of the issuing company with respect to investment earnings, mortality and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends be paid out of surplus, after certain necessary amounts are set aside, and that such surplus be apportioned equitably among participating policies. In summary, dividends must be based on actual experience and cannot be guaranteed at issue of a policy.

Although subject to change, the process of determining dividends generally can be described as follows. Our actuary annually examines current and recent experience and compares these results with those which were assumed in determining premium rates when each class of policies was issued. We determine classes by such factors as year of issue, age, plan of insurance and risk classification. The actuary then determines the amount of dividends to be equitably apportioned to each class of policies. Based on the actuary's recommendations, our Board of Trustees adopts a dividend scale each year, thereby authorizing the distribution of the dividend. We pay any dividend on a Policy's anniversary and the dividend reflects our experience for the prior year.

For purposes of the current dividend scale used for the illustrations we publish, we have assumed that mortality experience in connection with the Policies will be comparable to that actually experienced with all of our life insurance.


Dividends for variable life insurance are generally lower than those for participating fixed benefit life insurance, primarily because a variable life insurance policy provides a contractual mechanism for translation of investment experience into a variable death benefit and variable cash value. For participating fixed benefit life insurance the dividend includes amounts produced by favorable investment results. Dividends based on the Minimum Guaranteed Death Benefit for the Policies described in this prospectus are expected to be relatively low during the first 15 Policy years.



You may use dividends to increase the Policy Value. If the Policy has Additional Protection inforce, the dividends will be used to increase the Policy Value unless the Policy has Excess Amount. See "Excess Amount." If the Policy has Excess Amount, or if no Additional Protection is inforce, you may use dividends to purchase variable benefit paid-up additional insurance, or to pay premiums, or we may pay the dividend in cash. We will use dividends to increase the Policy Value if you give us no direction. If the Policy is inforce as fixed benefit paid-up insurance, you may use dividends to purchase fixed benefit paid-up additional insurance or we will pay you the dividend in cash. If the Policy is inforce as variable benefit paid-up insurance, you may use the dividends to purchase variable benefit paid-up additional insurance or we will pay you the dividend in cash.


Loans and Withdrawals


Described below are certain terms and conditions that apply when you borrow or withdraw amounts under the Policy. For information on the tax treatment on loans and withdrawals, see "Tax Treatment of Policy Benefits" and consult with your tax advisor.



Loans You may borrow up to 90% of the Policy's cash value using the Policy as security. If a Policy loan is already outstanding, the maximum amount for any new loan is 90% of the amount of cash value the Policy would have if there were no loan, less the amount already borrowed. You may take loan proceeds in cash or you may apply them to pay premiums on the Policy. If the premium loan provision is in effect and premium payments are not suspended, a loan will automatically be made to pay an overdue premium if the premium is less than the maximum amount available for a new loan.


Interest on a Policy loan accrues and is payable on a daily basis. We add unpaid interest to the amount of the loan. The Policy cash value is reduced by the amount of the Policy loan. If the cash value decreases to zero the Policy will terminate unless a sufficient portion of the Policy loan is repaid. We will send you a notice at least 31 days before the termination date. The notice will show how much you must repay to keep the Policy inforce.

You select the Policy loan interest rate. A specified annual effective rate of 5% is one choice. The other choice is a variable rate based on a corporate bond yield index. We will adjust the variable rate annually, but it will not be less than 5%.

We will take the amount of a Policy loan, including interest as it accrues, from the Account divisions in proportion to the amounts in the divisions. We will transfer the amounts withdrawn to our general account and will credit those amounts on a daily basis with an annual earnings rate equal to the Policy loan interest rate less a charge for the mortality and expense risks we have assumed and for expenses, including taxes. The aggregate charge is currently at the annual rate of .90% for the 5% specified Policy loan interest rate and .90% for the variable Policy loan interest rate. For example, the earnings rate corresponding to the specified 5% Policy loan interest rate is currently 4.10%.

A Policy loan, even if it is repaid, will have a permanent effect on the Policy value and cash value because the amounts borrowed will not participate in the Account's investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the rate credited to the unborrowed amount left in the Account.

Except when the Policy is inforce as fixed benefit paid-up insurance, we will allocate a Policy loan between Policy Value and variable paid-up additional insurance in proportion to the amount of cash value attributable to each.

You may repay a Policy loan, and any accrued interest outstanding, in whole or in part, at any time. We will credit payments as of the date we receive them and transfer them from our general account to the account divisions, in proportion to the amounts in the divisions, as of the same date.


Withdrawals You may make a withdrawal if the Excess Amount is sufficient. See "Excess Amount" below. A withdrawal may neither decrease the Excess Amount to less than the surrender charge which would apply if the Policy were surrendered nor reduce the loan value to less than any Policy debt outstanding. A maximum of four withdrawals are permitted per policy year. The minimum amount for withdrawals is $250. An administrative charge of up to $25 may apply, but we are currently waiving that charge. We will allocate withdrawals in proportion to the amounts in the account divisions.


A withdrawal of Policy value decreases the death benefit by the same amount. If the death benefit for a Policy has been increased to meet the federal tax requirements for life insurance, the decrease in the death benefit caused by a subsequent withdrawal may be larger than the amount of the withdrawal.

If cumulative withdrawals exceed the cumulative additional premiums which have been used to increase the Policy value, with both withdrawals and premiums increased by 4% annual interest, subsequent unfavorable investment experience may cause the Policy to lapse unless you pay an additional unscheduled premium to increase the Policy Value. The due date for this premium is the Policy anniversary following written notice to you.

Excess Amount

The Excess Amount is the amount by which the Policy Value exceeds the Tabular Cash Value for the sum of the Minimum Guaranteed Death Benefit and any Additional Protection in effect. The Tabular Cash Value is an amount equal to a Policy Value calculated assuming (1) a whole life Policy with a face amount equal to the sum of the Minimum Guaranteed Death Benefit and the Additional Protection, (2) all premiums are paid when due, (3) no additional premiums or dividends used to increase Policy Value, (4) a 4% level annual net rate of return, and (5) maximum Policy charges apply. If you are not paying premiums on an annual basis, the Excess Amount is reduced for any premiums due later in the Policy year.

Paid-Up Insurance

If you do not pay a premium within the 31-day grace period, and the Policy does not qualify for suspension of premium payments, the Policy will continue inforce as a reduced amount of fixed benefit paid-up insurance. Alternatively you may select a reduced amount of variable benefit paid-up insurance. You must make this selection during the grace period or sooner.


If the Policy is inforce as a reduced amount of fixed benefit paid-up insurance, we will transfer the amount of the cash value from the Account to our general account. Thereafter the Policy will not participate in the Account's investment results unless the Policy is subsequently reinstated. See "Reinstatement." The minimum cash value for fixed benefit paid-up insurance is $1,000. If the cash value is less than $1,000 as of the last day of the grace period we will treat the Policy as surrendered. You may select variable benefit paid-up insurance only if the cash value of the Policy is at least $5,000.



We determine the amount of paid-up insurance by applying the amount of cash value plus any Policy debt as a net single premium at the attained age. Paid-up insurance has cash and loan values. For fixed benefit paid-up insurance the amounts of these are guaranteed. For variable paid-up insurance neither the death benefit or the cash value is guaranteed. Paid-up insurance remains inforce for the lifetime of the insured unless you surrender or terminate the Policy. While the Policy is inforce as either fixed or variable benefit paid-up insurance the Minimum Guaranteed Death Benefit and any Additional Protection will not be in effect. Any Policy debt and the Policy loan interest rate will continue. See "Loans and Withdrawals."


Reinstatement

If a premium is due and remains unpaid after the grace period expires, the Policy may be reinstated while the insured is alive within three years after the premium due date. The insured must provide satisfactory evidence of insurability unless reinstatement takes place within 31 days after the end of the grace period. We may require a substantial payment. Following reinstatement the Policy will have the same Minimum Guaranteed Death Benefit, Additional Protection, Policy Value and paid-up additional insurance as if minimum premiums had been paid when due. We will credit a 4% annual net rate of investment earnings for the period from the due date of the overdue premium to the date of reinstatement. We will make an adjustment for any Policy debt or the debt may be reinstated. The Policy may not be reinstated if you have surrendered it for its cash value.

Right to Return Policy

You may return a Policy for a refund within 45 days after you sign the application for insurance, or within 10 days (or later where required by state law) after you received the Policy, or within 10 days after a Notice of Cancellation Right is mailed or delivered to you, whichever date is latest. You may mail or deliver the Policy to the Financial Representative who sold it or to our Home Office. The amount of your refund depends on state law. In some states the amount of the refund will be the premium you paid. In other states the refund will be the sum of the amounts deducted from the premium plus the Policy Value less any Policy debt on the date we receive a written request for the return of the premium at our Home Office. If returned, we will consider the Policy void from the beginning.


Right to Exchange for a Fixed Benefit Policy

You may exchange a Policy for a whole life insurance policy with benefits that do not vary with the investment experience of a separate account. You may elect the exchange at any time within twenty-four months after the issue date of the Policy provided premiums are duly paid. We do not require evidence of insurability.

The new policy will be on the life of the same insured and will have the same initial guaranteed death benefit, Policy date and issue age. The premiums and cash values will be the same as those for fixed benefit policies we issued on the issue date of the Policy.

The exchange will be subject to an equitable cash adjustment. The amount will recognize the difference in premiums and investment performance of the two policies.

An exchange will be effective when we receive a proper written request, as well as the Policy, and any amount due on the exchange.


You may also exchange a Policy for a Fixed Benefit Policy if any of the mutual funds changes its investment adviser or if there is a material change in the investment policies of a Portfolio or Fund. You will be given notice of any such change and will have 60 days to make the exchange.


Other Policy Provisions


Owner The owner is identified in the Policy. The owner may exercise all rights under the Policy while the insured is living. Ownership may be transferred to another. Written proof of the transfer must be received by Northwestern Mutual at its Home Office. In this prospectus "you" means the owner or prospective purchaser of a Policy.

Beneficiary The beneficiary is the person to whom the death benefit is payable. The beneficiary is named in the application. After the Policy is issued you may change the beneficiary in accordance with the Policy provisions.

Incontestability We will not contest a Policy after it has been inforce during the lifetime of the insured for two years from the date of issue.

Suicide If the insured dies by suicide within one year from the date of issue, the amount payable under the Policy will be limited to the premiums paid, less the amount of any Policy debt and withdrawals and less the cash value of any variable paid-up insurance surrendered.

Misstatement of Age or Sex If the age or sex of the insured has been misstated, we will adjust benefits under a Policy to reflect the correct age and sex.

Collateral Assignment You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.

Payment Plans The Policy provides a variety of payment plans for Policy benefits. A Northwestern Mutual Financial Representative authorized to sell the Policies can explain these provisions on request.

Deferral of Determination and Payment So long as premiums have been paid when due, we will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the New York Stock Exchange is closed or an emergency exists or the Securities and Exchange Commission, by order, permits deferral for the protection of Policyowners.


If a Policy is inforce as fixed benefit paid-up insurance, we have the right to defer payment of the cash value for up to six months from the date of a Policy loan or surrender. If payment is deferred for 30 days or more we will pay interest at an annual effective rate of 4%.

Voting Rights

We are the owner of the mutual fund shares in which all assets of the Account are invested. As the owner of the shares we will exercise our right to vote the shares to elect directors of the funds, to vote on matters required to be approved or ratified by mutual fund shareholders under the Investment Company Act of 1940 and to vote on any other matters that may be presented to any shareholders' meeting of the funds. However, we will vote the mutual fund shares held in the Account in accordance with instructions from owners of the Policies. We will vote any shares held in our general account in the same proportions as the shares for which voting instructions are received. If the applicable laws or regulations change so as to permit us to vote the shares in our own discretion, we may elect to do so.

The number of mutual fund shares for each division of the account for which the owner of a Policy may give instructions is determined by dividing the amount of the Policy's cash value apportioned to that division, if any, by the per share value for the corresponding Portfolio or Fund. The number will be determined as of a date we choose, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. We will solicit voting instructions with written materials at least 14 days before the meeting. We will vote shares as to which we receive no instructions in the same proportion as the shares as to which we receive instructions.


We may, if required by state insurance officials, disregard voting instructions which would require mutual fund shares to be voted for a change in the sub-classification or investment objectives of a Portfolio or Fund, or to approve or disapprove an investment advisory agreement for either of the mutual funds. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for either a Portfolio or a Fund, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions we will include a summary of the action and reasons therefore in the next semiannual report to the owners of the Policies.


Substitution of Fund Shares and Other Changes

If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, we may substitute shares of another Portfolio or Fund or another mutual fund. Any substitution of shares will be subject to any required approval of the Securities and Exchange Commission, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Account or any of its divisions as a management company under the Investment Company Act of 1940, or in any other form permitted, or to terminate registration of the Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

Reports

For each Policy year (unless a Policy is inforce as fixed benefit paid-up insurance) you will receive a statement showing the death benefit, cash value and any Policy loan (including interest charged) as of the anniversary date. We will also send you a confirmation statement when you pay the annual premium. The reports and confirmation statements will show the apportionment of invested assets among the Account divisions. The invested assets equal the Policy Value plus the value of any variable paid-up additions. The invested assets may exceed the cash value of your Policy, because the cash value is reduced by the amount of any applicable surrender charge and any premiums due later in the Policy year. You will also receive annual and semiannual reports for the Account and each of the mutual funds, including financial statements. We will send you an updated prospectus, and updated prospectuses for each of the mutual funds, each year.

Special Policy for Employers

A reduced minimum amount applies for Policies where the insurance involves an employer sponsored benefit plan or arrangement. The sum of the Minimum Guaranteed Death Benefit and the Additional Protection must be at least $10,000, of which the Minimum Guaranteed Death Benefit must be at least $1,000. The premium for the Additional Protection is two times the cost of term insurance for the insured's age when the Policy is issued. Premium rates for term insurance are set forth in the Policy.

These Policies for employers may include a provision to permit the amount of Additional Protection to increase after issue. Any such increase amount must be based on the terms of the benefit plan or arrangement and may not be subject to the discretion of the insured or the insured's beneficiary. A description of the method of determining the amount of any increase is included in the Policy. Changes to the amount of Additional Protection will be effective on Policy anniversaries. The surrender charge and all charges for issue and administrative expenses will be based on the initial amount of Additional Protection.

For certain situations where the insurance involves an employer sponsored benefit plan or arrangement, federal law and the laws of certain states may require that premiums and annuity rates be determined without regard to sex. Special Policies are available for this purpose. You are urged to review any questions in this area with qualified counsel.

Financial Statements


Financial statements of the Account are incorporated by reference into the Statement of Additional Information from the Account's Annual Report to Policy Owners. The financial statements of Northwestern Mutual appear in the Statement of Additional Information. To receive a copy of the Annual Report and/or the Statement of Additional Information containing such financial statements, call 1-888-455-2232.





Illustrations

Your financial representative will provide you with illustrations for a Policy upon your request. The illustrations show how the death benefit, invested assets and cash value for a Policy would vary based on hypothetical investment results. The illustrations will be based on the information you give us about the insured person and will reflect such factors as the amount of Minimum Guaranteed Death Benefit and amount of Additional Protection that you select. These should be based upon realistic expectations given your own individual situation.

Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as dividends, policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and the policy's actual cash value, death benefit, and certain expenses (which will vary with the investment performance of the portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the policy will also impact product performance. Due to these variations, even a portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were originally illustrated.

Tax Treatment of Policy Benefits

General The following discussion provides a general description of federal income tax considerations relating to the Policy. The discussion is based on current provisions of the Internal Revenue Code ("Code") as currently interpreted by the Internal Revenue Service. We do not intend this as tax advice. The discussion is not exhaustive, it does not address the likelihood of future changes in federal income tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.

The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, made substantial changes to the estate, gift and generation skipping transfer tax. The Act increases the amount of an estate exempt from tax from $675,000 in 2001 to $1 million in 2002, $2 million in 2006 and $3.5 million in 2009. The Act reduces the top estate, gift and generation skipping transfer tax rate from 55% in 2001 to 45% in 2009. In 2010, the estate tax and generation skipping transfer tax are repealed and the gift tax is reduced to 35%. All of these changes are sunsetted or repealed in 2011, unless extended or made permanent. It is generally believed that the estate tax repeal will not be made permanent, but that further changes may be made.

Life Insurance Qualification Section 7702 of the Code defines life insurance for federal income tax purposes. We have designed the Policy to comply with this definition.

Section 817(h) of the Code authorizes the Secretary of the Treasury to set standards for diversification of the investments underlying variable life insurance policies. Final regulations have been issued pursuant to this authority. Failure to meet the diversification requirements would disqualify the Policies as life insurance for purposes of Section 7702 of the Code. We intend to comply with these requirements.

On July 24, 2003, the Internal Revenue Service issued Rev. Ruls. 2003-91 and 2003-92 that provide guidance on when a policyowner's control of separate account assets will cause the policyowner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the policyowner to select the investment advisor, the investment strategy or particular investments of the separate account. If the owner of a Policy were treated as the owner of the Fund shares held in the Account, the income and gains related to those shares would be included in the owner's gross income for federal income tax purposes. We believe that we own the assets of the Account under current federal income tax law.

Tax Treatment of Life Insurance While a Policy is inforce, increases in the cash value of the Policy as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The death benefit received by a beneficiary will not be subject to federal income tax.


Unless the Policy is a modified endowment contract, as described below, a loan received under a Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual owners of the Policies will ordinarily not be deductible. You should consult a qualified tax adviser as to the deductibility of interest paid, or accrued, by other purchasers of the Policies. See "Other Tax Considerations."


As a general rule, the proceeds from a withdrawal of cash value will be taxable only to the extent that the withdrawal exceeds the basis of the Policy. The basis of the Policy is generally equal to the premiums paid less any amounts previously received as tax-free distributions. In certain circumstances, a withdrawal of cash value during the first 15 Policy years may be taxable to the extent that the cash value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Caution must be used when taking cash out of a Policy through policy loans. If interest is not paid annually, it is added to the principal amount and the total amount will continue to accrue for as long as the loan is maintained on the Policy. If the Policy remains inforce until death, the loan will be repaid from the tax-free death benefit. However, if the Policy terminates by any method other than death, the total cash value of the Policy, plus the total amount of the loan, will be taxable to the extent it exceeds the amount of premiums paid. In extreme situations, policyowners can face what is called the "surrender squeeze". The surrender squeeze occurs when there is neither enough unborrowed cash value remaining in the Policy to cover the interest payment required to keep the Policy inforce, nor to cover the tax due if the Policy terminates. Either the interest would have to be paid annually or the Policy would terminate and any income tax due would have to be paid with other assets.

Special tax rules may apply when ownership of a Policy is transferred. You should seek qualified tax advice if you plan a transfer of ownership.

Modified Endowment Contracts A Policy will be classified as a modified endowment contract if the cumulative premium paid during the first seven Policy years exceeds a defined "seven-pay" limit. The seven-pay limit is based on a hypothetical life insurance policy issued on the same insured person and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges) will be fully paid for after seven level annual payments. A Policy will be treated as a modified endowment contract unless cumulative premiums paid under the Policy, at all times during the first seven Policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account the cash value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit, a change in the level of premium payments, and certain other changes.

If the benefits are reduced during the first seven Policy years after entering into the Policy (or within seven years after a material change), for example, by making a withdrawal of cash value or, in some cases, by lapsing the Policy, the seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium limit, the Policy will become a modified endowment contract. A life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

If a Policy is a modified endowment contract, any distribution from the Policy will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or a withdrawal of cash value. Any such distributions will be considered taxable income to the extent the cash value exceeds the basis in the Policy. For modified endowment contracts, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Northwestern Mutual to the same policyowner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from modified endowment contracts.

A 10% penalty tax will apply to the taxable portion of a distribution from a modified endowment contract. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayers or the joint lives (or joint life expectancies) of the taxpayer and his beneficiaries. If a Policy is surrendered, the excess, if any, of the cash value over the basis of the Policy will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax. The exceptions generally do not apply to life insurance policies owned by corporations or other entities. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the penalty tax, as described under the above rules.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy year it becomes a modified endowment contract and any subsequent Policy year will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The Secretary of the Treasury has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment contract.

Other Tax Considerations Business-owned life insurance may be subject to certain additional rules. Section 264(a)(1) of the Code generally disallows a deduction for premiums paid on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Increases in cash value may also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(4) of the Code limits the Policyowner's deduction for interest on loans taken against life insurance policies to interest on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering key persons. Generally, a key person means an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of

5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, Section 264(f) disallows a proportionate amount of a business' interest deduction on non-life insurance indebtedness based on the amount of unborrowed cash value of non-exempt life insurance policies held in relation to other business assets. Exempt policies include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring employees, directors, officers and 20% owners (as well as joint policies insuring 20% owners and their spouses).

Congress also is considering limiting the tax free death benefit on business-owned life insurance to policies insuring highly compensated employees who consent to the coverage.

Finally, life insurance purchased under a split dollar arrangement is subject to special tax rules. Under prior Internal Revenue Service rulings, a split dollar arrangement was taxable to the employee in the amount of the annual value of the economic benefit to the employee measured by the insurer's lowest one year term rates as defined by the various Internal Revenue Service rulings or the government's P.S. 58 rate table. Then on January 3, 2002, the Internal Revenue Service published Notice 2002-8 which: (1) provided that, until the issuance of further guidance, life insurance protection can be valued using Table 2001 rates or the insurer's lower one year term rates (after 2003, the alternate term rates for arrangements entered into after January 28, 2002 must satisfy additional sales requirements); and (2) provided that, for split dollar arrangements entered into prior to the publication of final regulations, (a) the annual accrual of income will not, by itself, be enough to trigger a taxable transfer;
(b) equity (cash surrender value in excess of the amount payable to the employer) will not be taxed regardless of the level of the employer's economic interest in the life insurance policy as long as the value of the life insurance protection is treated and reported as an economic benefit; (c) the employee can elect loan treatment at any time, provided all premiums paid by the employer are treated as a loan entered into at the beginning of the first year in which payments are treated as loans; and (d) for arrangements entered into before January 28, 2002, equity is not taxed if the split dollar arrangement is terminated prior to January 1, 2004 or if the arrangement is converted to a loan beginning on or after January 1, 2004 and all payments by the employer from the beginning of the arrangement are treated as loans.

On September 17, 2003, the Treasury and Internal Revenue Service issued final regulations regarding the taxation of split dollar arrangements. The regulations provide that split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on
(i) the current life insurance protection transferred to the employee, (ii) the amount of policy cash value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year. The final regulations apply only to arrangements entered into or materially changed after September 17, 2003.

The Treasury and the Internal Revenue Service are currently developing additional guidance on the appropriate method of valuing life insurance protection in split-dollar arrangements.


On October 22, 2004, new requirements for nonqualified deferred compensation plans were enacted as part of the American Jobs Creation Act of 2004. The law applies to deferrals after December 31, 2004 and imposes conditions on the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans but leaves open the question of whether split dollar arrangements will be treated as nonqualified deferred compensation plans and will be required to comply with the new rules. Further guidance is expected on this issue.


Depending on the circumstances, the exchange of a Policy, a Policy loan, a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Policyowner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser.

On July 30, 2002, the Sarbanes-Oxley Act of 2002 was signed into law. One provision of the Act provides that it is a criminal offense for a public employer to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each premium paid by a public employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

On February 28, 2003 and December 29, 2003, the Treasury and the Internal Revenue Service issued regulations that require taxpayers to annually report all "reportable transactions" as defined in the regulations. "Reportable transactions" include transactions that are offered under conditions of confidentiality as to tax treatment and involve an advisor who receives a fee of $250,000 or more, investments by a public company or a business with assets of $100 million or more that produce a book-tax difference of $10 million or more, or transactions that include a tax indemnity. Rev. Proc. 2003-25 further held that the purchase of life insurance policies by a business does not, by itself, constitute a "reportable transaction".

                                [BACK COVER PAGE]






More information about Northwestern Mutual Variable Life Account ("Account") is included in a Statement of Additional Information (SAI), which is incorporated by reference in this prospectus and is available free of charge from The Northwestern Mutual Life Insurance Company. To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-888-455-2232. Information about the Account (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Account are available on the SEC's Internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102.

Your Northwestern Mutual Financial Representative will provide you with illustrations for a Variable CompLife(R) Policy free of charge upon your request. The illustrations show how the death benefit, invested assets and cash surrender value for a Policy would vary based on hypothetical investment results. Your Northwestern Mutual financial representative will also respond to other inquiries you may have regarding the Policy, or you may contact the Variable Life Service Center at 1-866-424-2609.






Investment Company Act File Nos. 811-3989

                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 29, 2005

                              VARIABLE COMPLIFE(R)
   An individual scheduled premium Variable Whole Life Policy that combines a Minimum Guaranteed Death Benefit with Additional Protection in an integrated policy design. (the "Policy").

            Issued by The Northwestern Mutual Life Insurance Company
                                       and
                    Northwestern Mutual Variable Life Account





--------------------------------------------------------------------------------

     This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the prospectus for the Policy identified above and dated the same date as this SAI. The prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number 1-888-455-2232, or visiting the website www.nmfn.com.

     The (i) statement of assets and liabilities as of the end of the most recent fiscal year, (ii) the statement of operations for the most recent fiscal year, and (iii) the changes in equity for the two most recent fiscal years from the audited financial statements of the Northwestern Mutual Variable Life Account (the "Account"), and the related notes and the report of the independent registered public accounting firm thereon from the Account's Annual Report to Policy Owners for the year ended December 31, 2004 are incorporated by reference into this SAI. See "Financial Statements of the Account." No other information is incorporated by reference.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
DISTRIBUTION OF THE POLICIES.................................................B-3

EXPERTS......................................................................B-3

FINANCIAL STATEMENTS OF THE ACCOUNT..........................................B-3

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL..................................F-1

                          DISTRIBUTION OF THE POLICIES

     The Policies are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC ("NMIS"). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

     NMIS may be considered the underwriter of the Policies for purposes of the federal securities laws. The following amounts of commissions were paid on sales of variable life insurance policies issued in connection with the Account during each of the last three years:


Year      Amount
----   -----------
2004   $84,959,069
2003   $85,607,978
2002   $97,054,099


     Commissions paid to our agents will not exceed 40% of the premium for the first year, 6% of the premium for the second through tenth years, and 2-3/4% of the premium thereafter.

     Agents who meet certain productivity and persistency standards receive additional compensation. We may pay new agents differently during a training period. General agents and district agents who are registered representatives of NMIS and have supervisory responsibility for sales of the Policies receive commission overrides and other compensation.

                                     EXPERTS


     The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Policy Owners for the fiscal year ended December 31, 2004, that are incorporated by reference in this Statement of Additional Information, and the financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP, for the fiscal year ended on the same date that have been included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202.



                       FINANCIAL STATEMENTS OF THE ACCOUNT

     The financial statements of the Account, related notes and the related report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Policy Owners as of December 31, 2004, and for the year then ended are hereby incorporated by reference. Copies of the Account's Annual Report or, when it becomes available, Semi-Annual Report as of, and for the six months ended, June 30, 2005, may be obtained, without charge, by writing to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, by calling 1-888-455-2232, or by visiting the website www.nmfn.com.

     The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policies.


                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Financial Position
(in millions)
--------------------------------------------------------------------------------



                                                                December 31,
                                                            -------------------
                                                              2004       2003
                                                            --------   --------
     Assets:
        Bonds                                               $ 60,930   $ 55,571
        Common and preferred stocks                            7,414      6,577
        Mortgage loans                                        17,240     16,426
        Real estate                                            1,619      1,481
        Policy loans                                           9,750      9,546
        Other investments                                      5,774      4,851
        Cash and temporary investments                         2,949      2,594
                                                            --------   --------
           Total investments                                 105,676     97,046

        Due and accrued investment income                      1,133      1,126
        Net deferred tax assets                                  936      1,198
        Deferred premium and other assets                      1,894      1,790
        Separate account assets                               14,318     12,662
                                                            --------   --------
           Total assets                                     $123,957   $113,822
                                                            ========   ========
     Liabilities and Surplus:
        Reserves for policy benefits                        $ 87,588   $ 81,280
        Policyowner dividends payable                          3,910      3,770
        Interest maintenance reserve                             943        815
        Asset valuation reserve                                2,556      2,568
        Income taxes payable                                     665        737
        Other liabilities                                      5,043      4,443
        Separate account liabilities                          14,318     12,662
                                                            --------   --------
           Total liabilities                                 115,023    106,275

        Surplus                                                8,934      7,547
                                                            --------   --------
           Total liabilities and surplus                    $123,957   $113,822
                                                            ========   ========

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Operations
(in millions)
--------------------------------------------------------------------------------

                                                            For the year ended
                                                                December 31,
                                                        ---------------------------
                                                          2004      2003      2002
                                                        -------   -------   -------
Revenue:
   Premiums                                             $10,682   $10,307   $10,108
   Net investment income                                  6,117     5,737     5,477
   Other income                                             511       501       439
                                                        -------   -------   -------
      Total revenue                                      17,310    16,545    16,024
                                                        -------   -------   -------
Benefits and expenses:
   Benefit payments to policyowners and beneficiaries     4,487     4,079     3,902
   Net additions to policy benefit reserves               6,181     6,260     6,186
   Net transfers to separate accounts                       422       288       242
                                                        -------   -------   -------
      Total benefits                                     11,090    10,627    10,330

   Commissions and operating expenses                     1,741     1,690     1,580
                                                        -------   -------   -------
      Total benefits and expenses                        12,831    12,317    11,910
                                                        -------   -------   -------
Gain from operations before dividends and taxes           4,479     4,228     4,114

Policyowner dividends                                     3,880     3,765     3,792
                                                        -------   -------   -------
Gain from operations before taxes                           599       463       322
Income tax expense (benefit)                               (124)      (90)     (442)
                                                        -------   -------   -------
Net gain from operations                                    723       553       764
Net realized capital gains (losses)                          94       139      (606)
                                                        -------   -------   -------
      Net income                                        $   817   $   692   $   158
                                                        =======   =======   =======

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Changes in Surplus
(in millions)
--------------------------------------------------------------------------------

                                                         For the year ended
                                                            December 31,
                                                     -------------------------
                                                      2004      2003     2002
                                                     ------   -------   ------
Beginning of year balance                            $7,547   $ 7,217   $6,892

   Net income                                           817       692      158

   Change in net unrealized capital gains (losses)      645     1,171     (517)

   Change in net deferred income tax                     28      (137)      44

   Change in nonadmitted assets and other              (115)      (96)    (126)

   Change in asset valuation reserve                     12    (1,300)     766
                                                     ------   -------   ------
Net increase in surplus                               1,387       330      325
                                                     ------   -------   ------
End of year balance                                  $8,934   $ 7,547   $7,217
                                                     ======   =======   ======

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Cash Flows
(in millions)
--------------------------------------------------------------------------------

                                                                         For the year ended
                                                                             December 31,
                                                                     ---------------------------
                                                                       2004      2003      2002
                                                                     -------   -------   -------
Cash flows from operating activities:
   Premiums and other income received                                $ 7,584   $ 6,984   $ 6,947
   Investment income received                                          5,999     5,727     5,224
   Disbursement of policy loans, net of repayments                      (199)     (254)     (264)
   Benefit payments to policyowners and beneficiaries                 (4,650)   (4,312)   (4,130)
   Net transfers to separate accounts                                   (418)     (284)     (257)
   Commissions, expenses and taxes paid                               (1,900)   (1,637)   (1,855)
                                                                     -------   -------   -------
      Net cash provided by operating activities                        6,416     6,224     5,665
                                                                     -------   -------   -------
Cash flows from investing activities:
   Proceeds from investments sold or matured:
      Bonds                                                           47,537    75,838    60,865
      Common and preferred stocks                                      3,300     2,392     1,766
      Mortgage loans                                                   1,867     1,843     1,532
      Real estate                                                        109       356       468
      Other investments                                                1,258     1,047     1,646
                                                                     -------   -------   -------
                                                                      54,071    81,476    66,277
                                                                     -------   -------   -------
   Cost of investments acquired:
      Bonds                                                           52,323    79,994    67,398
      Common and preferred stocks                                      3,150     2,708     2,003
      Mortgage loans                                                   2,670     2,534     2,005
      Real estate                                                        259       191       191
      Other investments                                                1,757     1,387       748
                                                                     -------   -------   -------
                                                                      60,159    86,814    72,345
                                                                     -------   -------   -------
         Net cash applied to investing activities                     (6,088)   (5,338)   (6,068)
                                                                     -------   -------   -------
Cash flows from financing and miscellaneous sources:
   Net inflows on deposit-type contracts                                  32       142       249
   Other cash applied                                                     (5)     (248)      (50)
                                                                     -------   -------   -------
         Net cash provided by (applied to) financing and
            other activities:                                             27      (106)      199
                                                                     -------   -------   -------
         Net increase (decrease) in cash and temporary investments       355       780      (204)
Cash and temporary investments, beginning of year                      2,594     1,814     2,018
                                                                     -------   -------   -------
            Cash and temporary investments, end of year              $ 2,949   $ 2,594   $ 1,814
                                                                     =======   =======   =======

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL


The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------


1.   Basis of Presentation and Changes in Accounting Principles

     The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, "the Company"). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability income and long-term care insurance products to the personal, business and estate markets.

     The consolidated financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("statutory basis of accounting"). See Notes 2 and 11. Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) investment valuations and policy benefit reserves are established using different methods and assumptions, (3) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (4) majority-owned, non-insurance subsidiaries are consolidated, (5) changes in deferred taxes are reported as a component of net income and (6) no deferral of realized investment gains and losses is permitted. The effects on the financial statements of the Company attributable to the differences between the statutory basis of accounting and GAAP are material.

2.   Summary of Significant Accounting Policies

     The preparation of financial statements in accordance with the statutory basis of accounting requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods then ended. Actual future results could differ from these estimates and assumptions.

     Investments

     See Note 3 regarding the reported statement value and estimated fair value of the Company's investments in bonds, common and preferred stocks, mortgage loans and real estate.

     Policy Loans

     Policy loans primarily represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies, and are reported in the financial statements at unpaid principal balance.

     Other Investments

     Other investments consist primarily of partnership investments (including real estate, venture capital and leveraged buyout fund limited partnerships), real estate joint ventures, leveraged leases and unconsolidated non-insurance subsidiaries organized as limited liability companies. These investments are valued based on the equity method of accounting. Other investments also include derivative financial instruments. See Note 4 regarding the Company's use of derivatives and their presentation in the financial statements.

     Other investments include $104 million and $103 million of interests in oil and natural gas production at December 31, 2004 and 2003, respectively. These oil and gas interests are accounted for using the full cost method, a method permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. The NAIC "Accounting Practices and Procedures Manual" does not provide accounting guidance for oil and gas interests.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Temporary Investments

     Temporary investments represent securities that had maturities of one year or less at purchase and are reported at amortized cost, which approximates fair value.

     Net Investment Income

     Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, policy loans and other investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted prospectively for any change in estimated yield-to-maturity. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus. Accrued investment income that is ultimately deemed uncollectible is reported as a reduction of net investment income in the period that such determination is made. Net investment income also includes dividends paid to the Company from accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries and prepayment fees on bonds and mortgages. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and interest costs associated with securities lending.

     Interest Maintenance Reserve

     The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of income tax, on fixed income investments and derivatives that are attributable to changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by the derivative.

     Investment Capital Gains and Losses

     Realized capital gains and losses are recognized based upon specific identification of securities sold. Realized capital losses also include valuation adjustments for impairment of bonds, stocks, mortgage loans, real estate and other investments that have experienced a decline in fair value that management considers to be other-than-temporary. Factors considered in evaluating whether a decline in value is other-than-temporary include: (1) whether the decline is substantial, (2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value, (3) the duration and extent to which the fair value has been less than cost, and (4) the financial condition and near-term prospects of the issuer in relation to the anticipated recovery period. Realized capital gains and losses as reported in the consolidated statement of operations exclude any IMR deferrals. See Note 3 regarding realized capital gains and losses.

     Unrealized capital gains and losses primarily represent changes in the reported fair value of common stocks and changes in valuation adjustments made for bonds in or near default. Changes in the Company's share of undistributed earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also classified as changes in unrealized capital gains and losses. See Note 3 regarding changes in unrealized capital gains and losses.

     Asset Valuation Reserve

     The Company is required to maintain an asset valuation reserve ("AVR"). The AVR represents a reserve liability for invested asset valuation using a formula prescribed by the National Association of Insurance Commissioners ("NAIC"). The AVR is designed to protect surplus against potential declines in the value of the Company's investments. Increases or decreases in AVR are reported as direct adjustments to surplus.

     Separate Accounts

     See Note 7 regarding separate account assets and liabilities reported by the Company.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Premium Revenue

     Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity, disability income and long-term care insurance premiums are recognized as revenue when received by the Company. Considerations received on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from revenue in the consolidated statement of operations. Premium revenue is reported net of ceded reinsurance, see Note 9.

     Other Income

     Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges.

     Benefit Payments to Policyowners and Beneficiaries

     Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary insurance contracts that include life contingencies. Benefit payments on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from benefits in the consolidated statement of operations. Benefit payments are reported net of ceded reinsurance recoveries, see Note 9.

     Reserves for Policy Benefits

     See Note 5 regarding the methods and assumptions used to establish the Company's reserves for future insurance policy benefits.

     Commissions and Operating Expenses

     Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

     Electronic Data Processing Equipment and Software

     The cost of electronic data processing ("EDP") equipment and operating system software used in the Company's business is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. EDP equipment and operating software assets of $37 million and $25 million at December 31, 2004 and 2003, respectively, are classified as other assets in the consolidated statement of financial position and are net of accumulated depreciation of $68 million and $56 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense for EDP equipment and software totaled $56 million, $42 million and $27 million for the years ended December 31, 2004, 2003 and 2002, respectively.

     Furniture, Fixtures and Equipment

     The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense for furniture, fixtures and equipment totaled $7 million, $6 million and $6 million for the years ended December 31, 2004, 2003 and 2002, respectively.

     Policyowner Dividends

     Almost all life insurance and disability income policies and certain annuity contracts and long-term care policies issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year,

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due or used to purchase additional insurance. Dividends used by policyowners to purchase additional insurance are reported as premiums in the consolidated statement of operations, but are not included in premiums received or benefit payments in the consolidated statement of cash flows.

     Nonadmitted Assets

     Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to pension funding, amounts advanced to or due from the Company's field representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation) are excluded from reported assets and surplus in the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus.

3.   Investments

     Bonds

     Investments in bonds are reported in the financial statements at amortized cost, less any valuation adjustment. The interest method is used to amortize any purchase premium or discount. Use of the interest method for loan-backed bonds and structured securities includes estimates of future prepayments obtained from independent sources. Prepayment assumptions are updated at least annually. During 2004, the retrospective adjustment method was used to recognize related changes in the estimated yield-to-maturity of such securities. Prior to 2004, the prospective adjustment method was used. The cumulative effect of this change in method as of January 1, 2004 was immaterial.

     Valuation adjustments are made for bonds in or near default, which are reported at the lower of amortized cost or fair value, or for bonds with a decline in fair value that management considers to be other-than-temporary. See Note 2. At December 31, 2004 and 2003, the reported value of bonds was reduced by $42 million and $277 million, respectively, in valuation adjustments.

     Estimated fair value is based upon values published by the Securities Valuation Office ("SVO") of the NAIC. In the absence of SVO-published values, estimated fair value is based upon quoted market prices, if available. For bonds without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

     Statement value and estimated fair value of bonds at December 31, 2004 and 2003 were as follows:

                                                      Reconciliation to Estimated Fair Value
                                                 -----------------------------------------------
                                                               Gross        Gross      Estimated
                                                 Statement   Unrealized   Unrealized      Fair
     December 31, 2004                             Value       Gains        Losses       Value
     -----------------                           ---------   ----------   ----------   ---------
                                                                  (in millions)
     U.S. Government                              $ 8,848      $  475       $ (47)      $ 9,276
     States, territories and possessions              264          43          (1)          306
     Special revenue and assessments               11,207         178         (28)       11,357
     Public utilities                               3,915         304          (6)        4,213
     Banks, trust and insurance companies           8,254         542         (41)        8,755
     Industrial and miscellaneous                  28,442       1,621        (179)       29,884
                                                  -------      ------       -----       -------
        Total                                     $60,930      $3,163       $(302)      $63,791
                                                  =======      ======       =====       =======

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

                                                      Reconciliation to Estimated Fair Value
                                                 -----------------------------------------------
                                                               Gross        Gross      Estimated
                                                 Statement   Unrealized   Unrealized      Fair
     December 31, 2003                             Value       Gains        Losses       Value
     -----------------                           ---------   ----------   ----------   ---------
                                                                  (in millions)
     U.S. Government                              $ 9,233      $  476       $ (42)      $ 9,667
     States, territories and possessions              374          56          (4)          426
     Special revenue and assessments               10,037         253         (41)       10,249
     Public utilities                               2,516         213          (6)        2,723
     Banks, trust and insurance companies           3,227          82         (24)        3,285
     Industrial and miscellaneous                  30,184       2,303        (241)       32,246
                                                  -------      ------       -----       -------
        Total                                     $55,571      $3,383       $(358)      $58,596
                                                  =======      ======       =====       =======

     Statement value and estimated fair value of bonds by contractual maturity at December 31, 2004 are presented below. Estimated maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                               Statement    Estimated
                                                                 Value     Fair Value
                                                               --------   -----------
                                                                    (in millions)
     Due in one year or less                                    $ 1,104     $ 1,123
     Due after one year through five years                       10,803      11,247
     Due after five years through ten years                      15,884      16,774
     Due after ten years                                         13,796      14,979
                                                                -------     -------
                                                                 41,587      44,123

     Mortgage-backed and structured securities                   19,343      19,668
                                                                -------     -------
        Total                                                   $60,930     $63,791
                                                                =======     =======

     Common and Preferred Stocks

     Common stocks are generally reported in the financial statements at fair value, which is based upon quoted market prices, if available. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. The equity method is generally used to value investments in common stock of unconsolidated non-insurance subsidiaries. See note 11 regarding the statement value of the Company's investment in Frank Russell Company.

     Preferred stocks rated "1" (highest quality), "2" (high quality), or "3" (medium quality) by the SVO are reported in the financial statements at amortized cost. All other preferred stock is reported at the lower of amortized cost or fair value. Estimated fair value is based upon quoted market prices, if available. For preferred stock without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Valuation adjustments are made for preferred stocks rated 4 or less, which are reported at the lower of cost or fair value, or for common and preferred stocks with a decline in fair value that management considers to be other-than-temporary. At December 31, 2004 and 2003, the reported value of common and preferred stocks was reduced by $74 million and $182 million, respectively, in valuation adjustments.

     Mortgage Loans

     Mortgage loans are reported in the financial statements at unpaid principal balance, less any valuation allowance or unamortized commitment or origination fee. Such fees are generally deferred upon receipt and amortized into investment income using the interest method. Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of borrowers, geographic locations and types of collateral properties.

     The maximum and minimum interest rates for mortgage loans originated during 2004 were 8.8% and 2.3%, respectively, while these rates during 2003 were 8.5% and 3.6%, respectively. The aggregate ratio of amounts loaned to the value of collateral for mortgage loans originated during 2004 and 2003 were 65% and 66%, respectively, with a maximum of 100% for any single loan during each of 2004 and 2003.

     Mortgage loans are considered impaired when, based on current information, management considers it probable that the Company will be unable to collect all principal and interest due according to the contractual terms of the loan. If necessary, a valuation adjustment is made to reduce the carrying value of an impaired loan to the lower of unpaid principal balance or estimated net realizable value based on appraisal of the collateral property. If the impairment is considered to be temporary, the valuation adjustment is reported as an unrealized loss. Valuation adjustments for impairments considered to be other-than-temporary are reported as realized losses. At December 31, 2004 and 2003, the reported value of mortgage loans was reduced by $1 and $13 million, respectively, in valuation adjustments.

     Real Estate

     Real estate investments are reported in the financial statements at cost, less any valuation adjustment, encumbrances and accumulated depreciation of buildings and other improvements using a straight-line method over the estimated useful lives of the improvements. An investment in real estate is considered impaired when, based on current information, the estimated fair value of the property is lower than depreciated cost. The estimated fair value is primarily based upon the present value of future cash flow (for commercial properties) or the capitalization of stabilized net operating income (for multi-family residential properties). When the Company determines that an investment in real estate is impaired, a valuation adjustment is made to reduce the carrying value to estimated fair value, net of encumbrances. Valuation adjustments are reported as a realized loss. At December 31, 2004 and 2003, the reported value of real estate investments was reduced by $4 million and $0, respectively, in valuation adjustments.

     At December 31, 2004 and 2003, the reported value of real estate included $190 million and $180 million, respectively, of real estate properties occupied by the Company.

     Leveraged Leases

     Leveraged leases primarily represent investments in commercial aircraft or real estate property that are leased to third parties and serve as collateral for non-recourse borrowings. Leveraged leases are valued at the present value of future minimum lease payments, plus the residual value of the leased asset and classified as other investments in the consolidated statement of financial

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     position. At December 31, 2004 and 2003, the reported value of leveraged leases was $458 million and $513 million, respectively. During 2004, the Company reported realized capital losses of $4 million upon renegotiation of leveraged leases on certain commercial aircraft and realized capital losses of $14 million upon a change in the estimated timing of tax benefits for certain real property leases. During 2002, the Company utilized $108 million in existing valuation allowances to absorb losses on declines in value of certain commercial aircraft leases that were considered to be other-than-temporary.

     Capital Gains and Losses

     Realized investment gains and losses for the years ended December 31, 2004, 2003 and 2002 were as follows:

                                         For the year ended              For the year ended               For the year ended
                                          December 31, 2004               December 31, 2003                December 31, 2002
                                   ------------------------------   ------------------------------   ------------------------------
                                                            Net                              Net                              Net
                                                         Realized                         Realized                         Realized
                                   Realized   Realized     Gains    Realized   Realized     Gains    Realized   Realized     Gains
                                     Gains     Losses    (Losses)     Gains     Losses    (Losses)     Gains     Losses    (Losses)
                                   --------   --------   --------   --------   --------   --------   --------   --------   --------
                                                                        (in millions)
     Bonds                          $  816    $  (369)    $ 447      $1,369    $  (861)    $ 508      $  950    $(1,237)    $(287)
     Common and preferred stocks       521       (211)      310         397       (402)       (5)        356       (619)     (263)
     Mortgage loans                     --         (1)       (1)         12         --        12          --         (4)       (4)
     Real estate                        48         (8)       40         198         --       198         121         (3)      118
     Other invested assets             325       (522)     (197)        145       (286)     (141)        158       (258)     (100)
                                    ------    -------     -----      ------    -------     -----      ------    -------     -----
                                    $1,710    $(1,111)      599      $2,121    $(1,549)      572      $1,585    $(2,121)     (536)
                                    ======    =======                ======    =======                ======    =======
     Less: IMR gains (losses)                               317                              538                              264
     Less: Capital gains taxes
        (benefit)                                           188                             (105)                            (194)
                                                          -----                            -----                            -----
     Net realized capital gains
        (losses)                                          $  94                            $ 139                            $(606)
                                                          =====                            =====                            =====

     Proceeds from the sale of bond investments totaled $47 billion, $83 billion and $53 billion for the years ended December 31, 2004, 2003, and 2002, respectively.

     Realized losses (before capital gains taxes) included $116 million, $405 million and $588 million for the years ended December 31, 2004, 2003, and 2002, respectively, of valuation adjustments for declines in fair value of investments that were considered to be other-than-temporary.

     The amortized cost and estimated fair value of bonds and common and preferred stocks for which the estimated fair value had temporarily declined and remained below cost as of December 31, 2004 and 2003, were as follows:

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

                                                             December 31, 2004
                                   --------------------------------------------------------------------
                                   Decline For Less Than 12 Months   Decline For Greater Than 12 Months
                                   -------------------------------   ----------------------------------
                                                Fair                              Fair
                                      Cost     Value    Difference       Cost     Value   Difference
                                    -------   -------   ----------      ------   ------   ----------
                                                             (in millions)
     Bonds                          $13,173   $12,953     $(220)        $1,698   $1,616     $ (82)
     Common and preferred stocks        746       704       (42)           375      318       (57)
                                    -------   -------     -----         ------   ------     -----
     Total                          $13,919   $13,657     $(262)        $2,073   $1,934     $(139)
                                    =======   =======     =====         ======   ======     =====

                                                             December 31, 2003
                                   --------------------------------------------------------------------
                                   Decline For Less Than 12 Months   Decline For Greater Than 12 Months
                                   -------------------------------   ----------------------------------
                                               Fair                               Fair
                                      Cost     Value   Difference        Cost     Value   Difference
                                     ------   ------   ----------       ------   ------   ----------
                                                             (in millions)
     Bonds                           $9,051   $8,804     $(247)         $1,559   $1,448     $(111)
     Common and preferred stocks        587      536       (51)            613      520       (93)
                                     ------   ------     -----          ------   ------     -----
     Total                           $9,638   $9,340     $(298)         $2,172   $1,968     $(204)
                                     ======   ======     =====          ======   ======     =====

     Changes in net unrealized investment gains and losses for the years ended December 31, 2004, 2003 and 2002 were as follows:

                                                 For the year ended December 31,
                                                 -------------------------------
                                                      2004    2003     2002
                                                     -----   ------   -----
                                                          (in millions)
     Bonds                                           $  42   $  188   $(150)
     Common and preferred stocks                       818    1,372    (436)
     Other investments                                  75      163    (172)
                                                     -----   ------   -----
                                                       935    1,723    (758)
     Change in deferred taxes                         (290)    (552)    241
                                                     -----   ------   -----
                                                     $ 645   $1,171   $(517)
                                                     =====   ======   =====

     Securities Lending

     The Company has entered into securities lending agreements whereby certain investment securities are loaned to third parties, primarily major brokerage firms. The aggregate statement value of loaned securities was $2.5 billion and $2.4 billion at December 31, 2004 and 2003, respectively. The Company's policy requires a minimum of 102% of the fair value of the loaned securities, calculated on a daily basis, as collateral in the form of either cash or securities held by the Company or a trustee. At December 31, 2004 and 2003, unrestricted cash collateral held by the Company of $2.6 billion and $2.5 billion, respectively, is classified as cash and invested assets and the offsetting collateral liability of $2.6 billion and $2.5 billion, respectively, is classified as other liabilities in the consolidated statement of financial position. At December 31, 2004 and 2003, additional non-cash collateral of $359 million and $482 million respectively, was held on the Company's behalf by a trustee and is not included in the consolidated statement of financial position.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

4.   Derivative Financial Instruments

     In the normal course of business, the Company enters into derivative transactions, generally to mitigate the risk to assets and surplus from fluctuations in interest rates, foreign currency exchange rates and other market risks.

     Cash flow and fair value hedges that qualify for hedge accounting are reported in a manner consistent with the item being hedged (e.g., at amortized cost or fair value). Cash flow and fair value hedges that do not qualify for hedge accounting are reported at fair value. Fair value is estimated as the amount that the Company would expect to receive or pay upon termination of the derivative contract as of the reporting date. The reported statement value of derivatives is classified as other investments in the consolidated statement of financial position.

     Gains or losses realized upon maturity or termination of derivative positions are generally reported as realized capital gains or losses, net of tax. For derivatives that qualify for hedge accounting, gains or losses realized due to changes in market interest rates are deferred to the IMR, net of tax, and amortized into investment income over the estimated remaining term to maturity of the item being hedged. Gains or losses resulting from reporting open derivative positions at fair value are reported as unrealized capital gains or losses.

     In addition to cash flow and fair value hedges, the Company entered into replication transactions during 2004 and 2003. A replication transaction is a derivative transaction entered into in conjunction with other investment transactions to replicate the investment characteristics of otherwise permissible investments.

     The Company does not take positions in derivatives for income generation purposes.

     The Company implemented Statement of Statutory Accounting Principles ("SSAP") No. 86, Accounting for Derivative Instruments and Hedging Activities, which superceded SSAP 31 effective January 1, 2003. Upon implementation, the Company had the option of applying the new guidance to all derivatives as of January 1, 2003 or continuing to use the existing guidance of SSAP 31 for all derivatives held as of December 31, 2002. The Company chose to apply SSAP 86 guidance retroactively to derivatives held prior to January 1, 2003. The impact on surplus from the adoption of SSAP 86 was immaterial.

     The Company held the following derivative positions at December 31, 2004 and 2003:

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

                                          December 31, 2004               December 31, 2003
                                     ----------------------------   ----------------------------
                                     Statement   Notional    Fair   Statement   Notional    Fair
         Derivative Instrument         Value      Amount    Value     Value      Amount    Value
     -----------------------------   ---------   --------   -----   ---------   --------   -----
                                                           (in millions)
     Cash Flow Hedges:
        Foreign currency swaps         $ --       $   93    $(14)     $ --       $   36    $ (2)
        Interest rate swaps              --          351       9        --          473       6
        Interest rate basis swaps        --           80      --        --           --      --
        Commodity swaps                  --            3      --        --           --      --
        Swaptions                        30          681      21        23          521      25
        Interest rate floors             17          925      36        13          775      38

     Fair Value Hedges:
        Short equity futures             --           --      --        --           --      --
        Fixed income futures             --          345      --        --           --      --
        Foreign currency forwards       (72)       4,171     (72)      (43)       1,029     (43)
        Foreign currency covers          --           12      12
        Credit default swaps             (3)         220      (3)       --          203      (1)

     Replications:
        Fixed income                     --          210       2        --          230      (2)
        Long fixed income futures        --           --      --        --           --      --
        Long equity futures              --          152      --        --           28      --
        Construction loan forwards       --           82       3        --           --      --

     The notional or contractual amounts of derivative financial instruments are used to denominate the transactions and do not represent the amounts exchanged between the parties.

     Foreign currency swaps are cash flow hedges used to mitigate exposure to variable U.S. dollar cash flows from certain bonds denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

     Interest rate swaps are cash flow hedges used to mitigate exposure to interest rate risk on certain floating and fixed rate bonds. An interest rate swap is a contractual agreement to pay a rate of interest based upon a reference index in exchange for a fixed rate of interest established at the origination of the contract.

     Interest rate basis swaps are cash flow hedges used to mitigate the basis risk on certain hedges of variable rate preferred stocks. An interest rate basis swap is a contractual agreement to pay a rate of return based upon one reference index in exchange for receiving a rate of return based upon a different reference index.

     Commodity swaps are cash flow hedges used to mitigate exposure to market fluctuations for the forward sale of crude oil and natural gas production. Commodity swaps are contractual agreements whereby one party pays a floating commodity price in exchange for a specified fixed commodity price.

     Swaptions are cash flow hedges used to mitigate the asset/liability risks of a significant and

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     sustained increase or decrease in interest rates for certain of the Company's insurance products. A swaption is a contractual agreement whereby one party holds an option to enter into an interest rate swap with another party on predefined terms.

     Interest rate floors are cash flow hedges used to mitigate the asset/liability risks of a significant and sustained decrease in interest rates for certain of the Company's insurance products. Floors entitle the Company to receive settlement payments from the counterparties if interest rates decline below a specified level.

     Short equity index futures are fair value hedges used to mitigate exposure to market fluctuations for the Company's portfolio of common stocks. Futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price.

     Fixed income futures are fair value hedges used to mitigate interest rate risk for a portion of the Company's fixed maturity investment portfolio. These futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. Unrealized losses of $2 million and unrealized gains of $8 million were recognized during 2004 and 2003, respectively, on contracts that were excluded from the assessment of hedge effectiveness.

     Foreign currency forwards are fair value hedges used to mitigate the foreign exchange risk for portfolios of investments denominated in foreign currencies. Foreign currency forward contracts obligate the Company to deliver a specified amount of foreign currency at a future date at a specified exchange rate. Unrealized losses of $29 million and $24 million were recognized during 2004 and 2003, respectively, on contracts that were excluded from the assessment of hedge effectiveness.

     Foreign currency covers are fair value hedges used to mitigate the foreign exchange risk on trades of investments denominated in foreign currencies. Foreign currency forward contracts obligate the Company to pay or receive a specified amount of foreign currency at a future date at a specified exchange rate.

     Credit default swaps are fair value hedges used to mitigate the credit risk associated with investments in bonds of specific issuers. A credit default swap allows the Company to put the bond to a counterparty at par upon a "credit event" sustained by the bond issuer. A credit event is defined as bankruptcy, failure to pay or obligation acceleration.

     Fixed income replications are used to replicate a bond investment through the use of credit default swaps, interest rate swaps and cash market instruments. These replication transactions, including the derivative components, are reported at amortized cost. During each of 2004 and 2003, the average fair value of such contracts was less than $1 million. No realized gains or losses were recognized during 2004 or 2003 on the termination of these contracts.

     Long fixed income futures replications are used to manage the duration of the fixed income portfolio and mitigate exposure to interest rate changes. These replication transactions are reported at fair value, with changes in fair value reflected as a component of unrealized gains and losses until such time as the contracts are terminated. During each of 2004 and 2003, the average fair value of such contracts was less than $1 million. Realized gains of $6 million and $29 million were recognized during 2004 and 2003 on the termination of these contracts.

     Long equity futures replications are used to gain equity market investment exposure. These replication transactions are reported at fair value, with changes in fair value reflected as a component of unrealized gains and losses until such time as the contracts are terminated. During each of 2004 and 2003, the average fair value of such contracts was less than $1 million.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Realized gains of $15 million and $28 million were recognized during 2004 and 2003, respectively, on the termination of these contracts.

     Construction loan forward replications are used to gain GNMA market investment exposure. These replication transactions are reported at amortized cost. During each of 2004 and 2003, the average fair value of such contracts was less than $1 million. No realized gains or losses were recognized during 2004 and 2003 on the termination of these contracts.

5.   Reserves for Policy Benefits

     Reserves for policy benefits represent the net present value of future policy benefits, less future policy premiums, estimated using actuarial methods based on mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("OCI"). These actuarial tables and methods include assumptions regarding future mortality and morbidity. Actual future experience could differ from the assumptions used to make these reserve estimates.

     General account reserves for policy benefits at December 31, 2004 and 2003 are summarized below:

                                                                  December 31,
                                                               -----------------
                                                                 2004      2003
                                                               -------   -------
                                                                 (in millions)

     Life insurance reserves                                   $77,418   $71,441
     Annuity reserves and deposit liabilities                    5,037     4,940
     Disability income and long-term care
        unpaid claims and claim reserves                         3,234     3,083
     Disability income and long-term care
        active life reserves                                     1,899     1,816
                                                               -------   -------
        Total reserves for policy benefits                     $87,588   $81,280
                                                               =======   =======

     Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method ("CRVM") using the 1958 or 1980 CSO mortality tables with interest rates ranging from 3 1/2% to 5 1/2%. Other life insurance reserves are primarily based on the net level premium method, using various mortality tables at interest rates ranging from 2% to 4 1/2%. As of December 31, 2004, the Company had $870 billion of total life insurance in-force, including $7.7 billion of life insurance in-force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI.

     Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation rate of interest times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

     Additional premiums are charged for substandard lives for policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

     Deferred annuity reserves on contracts issued since 1985 are primarily based on the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present value of expected benefit payments with interest rates ranging from 3 1/2% to 7 1/2%. Changes in future policy benefits on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations.

     At December 31, 2004 and 2003, the withdrawal characteristics of the Company's general account annuity reserves and deposit liabilities were as follows:

                                                                   December 31,
                                                                 ---------------
                                                                  2004     2003
                                                                 ------   ------
                                                                   (in millions)
     Subject to discretionary withdrawal
        - with market value adjustment                           $1,290   $1,354
        - without market value adjustment                         2,413    2,340
     Not subject to discretionary withdrawal                      1,334    1,246
                                                                 ------   ------
        Total                                                    $5,037   $4,940
                                                                 ======   ======

     Unpaid claims and claim reserves for disability income policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner's Individual Disability Table A ("CIDA"), modified for Company experience in the first four years of disability, with interest rates ranging from 3% to 5 1/2%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based long-term care experience with a 4 1/2% interest rate.

     Reserves for unpaid claims, losses and loss adjustment expenses on disability income and long-term care insurance were $3.2 billion and $3.1 billion at December 31, 2004 and 2003, respectively. The table below provides a summary of the changes in these reserves for the years ended December 31, 2004 and 2003.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

                                                              For the year ended
                                                                 December 31,
                                                              ------------------
                                                                2004     2003
                                                               ------   ------
                                                                (in millions)

     Balance at January 1                                      $3,083   $2,907
     Incurred related to:
        Current year                                              472      466
        Prior year                                                 45       50
                                                               ------   ------
           Total incurred                                         517      516

     Paid related to:
        Current year                                              (18)     (17)
        Prior year                                               (348)    (323)
                                                               ------   ------
           Total paid                                            (366)    (340)
                                                               ------   ------
     Balance at December 31                                    $3,234   $3,083
                                                               ======   ======

     The changes in reserves for incurred claims related to prior years are generally the result of ongoing analysis of recent loss development trends.

     Active life reserves for disability income policies issued since 1987 are primarily based on the two-year preliminary term method using the 1985 CIDA for morbidity with a 4% interest rate and. Active life reserves for prior disability income policies are based on the net level premium method, using the 1964 Commissioner's Disability Table for morbidity with interest rates ranging from 3% to 4%.

     Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premium. Mid-terminal reserves are based on the one-year preliminary term method, industry-based morbidity experience, total terminations based on the 1983 Individual Annuity Mortality table without lapses or the 1983 Group Annuity Mortality table with lapses, with an interest rate of either 4% or 4.5%. For reserves using lapse assumptions, a separate calculation is performed using interest rates ranging from 5.2% to 6.0% and excluding lapses. Reserves resulting from the separate calculation are compared in the aggregate to the statutory minimum and the greater of the two is held.

6.   Premium and Annuity Considerations Deferred and Uncollected

     Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Deferred and uncollected premiums at December 31, 2004 and 2003 were as follows:

                             December 31, 2004   December 31, 2003
                             -----------------   -----------------
                               Gross     Net       Gross     Net
                              ------   ------     ------   ------
                                         (in millions)
     Ordinary new business    $  162   $   76     $  171   $   76
     Ordinary renewal          1,570    1,283      1,461    1,191
                              ------   ------     ------   ------
                              $1,732   $1,359     $1,632   $1,267
                              ======   ======     ======   ======

7.   Separate Accounts

     Separate account assets and related policy liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in a fixed interest rate annuity issued by the general account of the Company. Separate account assets are reported at fair value based primarily on quoted market prices.

     Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2004 and 2003:

                                                  December 31,
                                               -----------------
                                                 2004      2003
                                               -------   -------
                                                 (in millions)
     Subject to discretionary withdrawal
        - with market value adjustment         $11,987   $10,524
        - without market value adjustment           --        --
     Not subject to discretionary withdrawal     2,109     1,886
     Non-policy liabilities                        222       252
                                               -------   -------
        Total separate account liabilities     $14,318   $12,662
                                               =======   =======

     While separate account liability values are not guaranteed by the Company, the variable annuity and variable life insurance products represented in the separate accounts do include guaranteed minimum death benefits underwritten by the Company. At December 31, 2004 and 2003, general account reserves for policy benefits included $8 million and $11 million, respectively, that were attributable to these benefits.

     Premiums and other considerations received from variable life and variable annuity policyowners during the years ended December 31, 2004 and 2003 were $1.3 billion and $1.2 billion, respectively. These amounts are reported as premiums in the consolidated statement of operations. The subsequent transfer of these receipts to the separate accounts is reported in transfers to separate accounts in the consolidated statement of operations, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Following is a summary reconciliation of amounts reported as transfers to and from separate accounts in the summary of operations of the Company's NAIC Separate Account Annual Statement with the amount reported as net transfers to separate accounts in the accompanying consolidated statement of operations for the years ended December 31, 2004, 2003 and 2002:

                                                           For the year ended December 31,
                                                           -------------------------------
                                                               2004      2003      2002
                                                             -------   -------   -------
                                                                    (in millions)
     From Separate Account Annual Statement:
        Transfers to separate accounts                       $ 1,428   $ 1,224   $ 1,341
        Transfers from separate accounts                      (1,012)   (1,125)   (1,300)
                                                             -------   --------  -------
                                                                 416        99        41
     Reconciling adjustments:
        Investment management and administrative charges          --        73        65
        Mortality, breakage and taxes                              6       116       136
                                                             -------   -------   -------
           Net transfers to separate accounts                $   422   $   288   $   242
                                                             =======   =======   =======

8.   Employee and Representative Benefit Plans

     The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and field representatives ("Plans"). These include tax-qualified plans, as well as nonqualified plans that provide benefits to certain participants in excess of ERISA limits for qualified plans. The Company's policy is to fully fund the obligations of qualified plans in accordance with ERISA requirements. The Company contributed $38 million and $28 million to the qualified employee retirement plan during 2004 and 2003, respectively, and expects to contribute $37 million in 2005.

     In addition to defined pension benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") to retired employees, field representatives and eligible dependents. Substantially all employees and field representatives will become eligible for these benefits if they reach retirement age while working for the Company.

     Aggregate assets and projected benefit obligations of the defined benefit plans and for postretirement benefits at December 31, 2004 and 2003, and changes in assets and obligations for the years then ended, were as follows:

                                                   Defined Benefit Plans   Postretirement Benefit Plans
                                                   ---------------------   ----------------------------
                                                       2004     2003                 2004   2003
                                                      ------   ------                ----   ----
                                                                    (in millions)
     Fair value of plan assets at January 1           $1,738   $1,420                $ 20   $ 17
     Changes in plan assets:
        Actual return on plan assets                     208      323                   4      5
        Company contributions                             38       28                         --
        Actual plan benefits paid                        (34)     (33)                 (2)    (2)
                                                      ------   ------                ----   ----
     Fair value of plan assets at December 31         $1,950   $1,738                $ 22   $ 20
                                                      ======   ======                ====   ====
     Projected benefit obligation at January 1        $1,729   $1,499                $166   $131
     Changes in benefit obligation:
        Service cost of benefits earned                   70       64                  18     15
        Interest cost on projected obligations           111      103                  11     10
        Projected plan benefits paid                     (40)     (38)                (10)    (9)
        Experience losses                                171      101                  11     19
                                                      ------   ------                ----   ----
     Projected benefit obligation at December 31      $2,041   $1,729                $196   $166
                                                      ======   ======                ====   ====

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Plan assets are invested primarily in common stocks and corporate debt securities through a separate account of the Company. The investment objective of the Plan is to maximize long-term total rate of return, consistent with prudent investment risk management and in accordance with ERISA requirements. Investments are made for the sole interest of the beneficiaries of the Plan. While significant exposure to publicly traded equity securities is warranted by the long-term nature of expected benefit payments, diversification across asset classes is maintained to provide a risk/reward profile consistent with the objectives of the Plan beneficiaries. Diversified equity investments are subject to an aggregate maximum exposure of 75%, with holdings in any one corporate issuer not to exceed 3% of total assets. Asset mix is re-balanced regularly to maintain holdings within target asset allocation ranges. The measurement date for plan assets is December 31, with the fair value of plan assets based primarily on quoted market values.

     Plan assets by asset class at December 31, 2004 and December 31, 2003 were as follows:

                                          Defined Benefit Plans           Postretirement Benefit Plans
                                  -----------------------------------   -------------------------------
                                   2004    % of FV    2003    % of FV   2004   % of FV   2003   % of FV
                                  ------   -------   ------   -------   ----   -------   ----   -------
                                                              (in millions)
     Bonds                        $  856     44%     $  742      42%     $ 9      43%     $ 9      42%
     Preferred stock                   7      0%         12       1%      --       0%      --       0%
     Common stock                  1,058     54%        953      55%      13      57%      11      57%
     Private equities and other       29      2%         31       2%      --       0%      --       0%
                                  ------    ---      ------     ---      ---     ---      ---     ---
     Total assets                 $1,950    100%     $1,738     100%     $22     100%     $20     100%
                                  ======    ===      ======     ===      ===     ===      ===     ===

     The projected benefit obligation ("PBO") represents the actuarial net present value of future benefit obligations. For defined benefit plans, PBO includes assumptions as to future salary increases. This measure is consistent with the ongoing concern assumption and is mandated for measuring pension obligations. The accumulated benefit obligation ("ABO") is similar to the calculation of the PBO, but is based only on current salaries, with no assumption of future salary increases. The aggregate ABO for the defined benefit plans of the Company were $1.6 billion and $1.4 billion at December 31, 2004 and 2003, respectively.

     Projected benefit obligations included $37 million and $28 million for non-vested employees at December 31, 2004 and 2003, respectively.

     The following table summarizes assumptions used in estimating the projected benefit obligations at December 31, 2004, 2003 and 2002:

                                               Defined Benefit Plans   Postretirement Benefit Plans
                                               ---------------------   ----------------------------
                                                 2004   2003   2002         2004   2003   2002
                                                 ----   ----   ----         ----   ----   ----
     Discount rate                               6.0%   6.5%   7.0%         6.0%   6.5%   7.0%
     Long-term rate of return on plan assets     8.0%   8.0%   8.5%         8.0%   8.0%   8.5%
     Annual increase in compensation             4.5%   4.5%   5.0%         4.5%   4.5%   5.0%

     The long term rates of return on plan assets are estimated assuming an allocation of plan assets among asset classes consistent with December 31, 2004. Returns are estimated by asset class based on the current risk free interest rate environment plus a risk premium. The risk premium is based on historical returns and other factors such as expected reinvestment returns and asset manager performance.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     The projected benefit obligation for postretirement benefits at December 31, 2004 and 2003 also assumed an annual increase in future retiree medical costs of 10%, grading down to 5% over 5 years and remaining level thereafter. A further increase in the assumed healthcare cost trend of 1% in each year would increase the accumulated postretirement benefit obligation as of December 31, 2004 by $22 million and net periodic postretirement benefit expense during 2004 by $4 million. A decrease in the assumed healthcare cost trend of 1% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2004 and net periodic postretirement benefit expense during 2004 by the same amounts.

     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("the Act") was enacted. The Act introduces a prescription drug benefit under Medicare Part D beginning in 2006. Under the Act, employers who sponsor postretirement plans that provide prescription drug benefits that are actuarially equivalent to Medicare qualify to receive subsidy payments from the federal government. The Company has not determined whether the benefits under its existing postretirement plan are actuarially equivalent to the new Medicare benefit. As such, neither the projected benefit obligation nor the net periodic benefit cost for postretirement benefits reflects any amount associated with this Medicare subsidy.

     Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liability reported by the Company at December 31, 2004 and 2003:

                                                   Defined Benefit Plans   Postretirement Benefit Plans
                                                   ---------------------   ----------------------------
                                                       2004     2003               2004    2003
                                                      ------   ------             -----   -----
                                                                      (in millions)
     Fair value of plan assets at December 31         $1,950   $1,738             $  22    $ 20
     Projected benefit obligation at December 31       2,041    1,729               196     166
                                                      ------   ------             -----   -----
        Funded status                                    (91)       9              (174)   (146)
           Unrecognized net experience losses            450      368                50      43
           Unrecognized initial net asset               (577)    (598)               --      --
           Nonadmitted asset                            (114)     (76)               --      --
                                                      ------   ------             -----   -----
     Net pension liability                            $ (332)  $ (297)            $(124)  $(103)
                                                      ======   ======             =====   =====

     Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or service costs have been more or less favorable than assumed. These differences accumulate without recognition in the Company's financial statements unless they exceed 10% of plan assets or projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit costs over the remaining average years of service until retirement of the plan participants, which is currently fourteen years for employee plans and twelve years for field representative plans.

     Unrecognized initial net assets represent the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of the statutory basis of accounting for pensions as of January 1, 2001. The Company has elected not to record an initial asset for this excess, electing instead to amortize this initial asset as a credit to net periodic benefit cost in a systematic manner until exhausted.

     Any net pension assets for funded plans are nonadmitted and are thereby excluded from reported assets and surplus in the consolidated statement of financial position.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     The components of net periodic benefit costs for the years ended December 31, 2004, 2003 and 2002 were as follows:

                                                      Defined Benefit Plans   Postretirement Benefits
                                                      ---------------------   -----------------------
                                                       2004    2003    2002      2004   2003   2002
                                                      -----   -----   -----      ----   ----   ----
                                                                       (in millions)
     Components of net periodic benefit cost:
        Service cost of benefits earned               $  70   $  64   $  54       $18    $15    $11
        Interest cost on projected obligations          111     103      95        11     10      9
        Amortization of experience gains and losses      13      34       5         1      2      1
        Amortization of initial net asset               (21)    (46)    (13)       --     --      -
        Expected return on plan assets                 (138)   (113)   (136)       (1)    (1)    (2)
                                                      -----   -----   -----       ---    ---    ---
           Net periodic expense                       $  35   $  42   $   5       $29    $26    $19
                                                      =====   =====   =====       ===    ===    ===

     The expected benefit payments under the defined benefit plans and the postretirement plans are as follows:

                 Defined
                 Benefit   Postretirement
                  Plans     Benefit Plans
                 -------   --------------
                       (in millions)
     2005          $ 44         $ 10
     2006            48           11
     2007            52           12
     2008            56           14
     2009            61           15
     2010-2014      393           95
                   ----         ----
                   $654         $157
                   ====         ====

     The Company also sponsors a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for field representatives. For the years ended December 31, 2004, 2003 and 2002 the Company expensed total contributions to these plans of $24 million, $23 million and $22 million, respectively.

9.   Reinsurance

     The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $30 million of coverage per individual life and a maximum of $45 million of coverage per joint life. The Company also cedes a portion of its exposure to group disability benefits on a coinsurance basis and has an excess reinsurance contract for certain individual disability income policies issued prior to 1999 with retention limits varying based upon coverage type. The Company also participates in catastrophic risk sharing pools.

     Amounts shown in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2004 and 2003 were reported net of ceded reserves of $1.2 billion and $1.0 billion, respectively.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     The effect of reinsurance on premium revenue and benefits expense for the years ended December 31, 2004, 2003 and 2002 was as follows:

                                                 For the year ended December 31,
                                                 -------------------------------
                                                     2004      2003      2002
                                                   -------   -------   -------
                                                           (in millions)

     Direct premium revenue                        $11,397   $10,959   $10,706
     Premiums ceded                                   (715)     (652)     (598)
                                                   -------   -------   -------
        Net premium revenue                        $10,682   $10,307   $10,108
                                                   =======   =======   =======
     Direct benefit expense                         11,568    11,110    10,770
     Benefits ceded                                   (478)     (483)     (440)
                                                   -------   -------   -------
        Net benefit expense                        $11,090   $10,627   $10,330
                                                   =======   =======   =======

     In addition, the Company reported $207 million, $184 million and $172 million for the years ended December 31, 2004, 2003 and 2002, respectively, in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business. These amounts are classified as other income in the consolidated statement of operations.

     Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company attempts to minimize this risk by diversifying its reinsurance coverage among a number of reinsurers that meet its standards for strong financial condition. There were no reinsurance recoverables at December 31, 2004 and 2003 that were considered by management to be uncollectible.

10.  Income Taxes

     The Company files a consolidated federal income tax return including the following entities:

     Northwestern Mutual Investment Services, LLC      Baird Holding Company
     Northwestern International Holdings, Inc.         Frank Russell Company
     NML Real Estate Holdings, LLC and subsidiaries    Bradford, Inc.
     NML Securities Holdings, LLC and subsidiaries     Network Planning Advisors, LLC
     Northwestern Investment Management Company, LLC   Mason Street Advisors, LLC
     Northwestern Securities Holdings, LLC             NML - CBO, LLC
     Northwestern Mutual Trust Company                 JYD Assets, LLC
     Chateau, LLC                                      Health Invest, LLC

     The Company collects from or refunds to these subsidiaries their share of consolidated income taxes determined under written tax-sharing agreements. During 2004, the Company sold its majority interest in Baird Holding Company (see Note 13) and intends to consolidate Baird's taxable income for the portion of 2004 prior to the sale. Federal income tax returns for years through 2001 are closed as to further assessment of tax. The liability for income taxes payable in the financial statements includes a provision for additional taxes that may become due with respect to the open tax years.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     The Company accounts for deferred tax assets and liabilities, which reflect the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. The significant components of the net deferred tax asset at December 31, 2004 and 2003 were as follows:

                                               December 31,
                                             ---------------
                                              2004     2003    Change
                                             ------   ------   ------
                                              (in millions)
     Deferred tax assets:
        Policy acquisition costs             $  757   $  715    $  42
        Investment assets                       118      189      (71)
        Policy benefit liabilities            1,644    1,751     (107)
        Benefit plan obligations                284      252       32
        Guaranty fund assessments                10       12       (2)
        Nonadmitted assets                       61       54        7
        Other                                    37       58      (21)
                                             ------   ------    -----
           Gross deferred tax assets          2,911    3,031     (120)
                                             ------   ------    -----
     Deferred tax liabilities:
             Premium and other receivables      504      453       51
        Investment assets                     1,464    1,375       89
        Other                                     7        5        2
                                             ------   ------    -----
           Gross deferred tax liabilities     1,975    1,833      142
                                             ------   ------    -----
           Net deferred tax asset            $  936   $1,198    $(262)
                                             ======   ======    =====

     The statutory basis of accounting limits the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a formula that takes into consideration available loss carryback capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus. At December 31, 2004 and 2003, the Company's gross deferred tax assets did not exceed this limitation.

     Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are reported as a component of changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other net changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

     The major components of current income tax expense (benefit) were as follows:

                                              For the year ended December 31,
                                              -------------------------------
                                                     2004   2003    2002
                                                    -----   ----   -----
                                                       (in millions)
     Income tax                                     $ (85)  $(65)  $  26
     Tax credits                                      (39)   (25)    (15)
     Equity tax                                        --     --    (453)
                                                    -----   ----   -----
        Total current tax expense (benefit)         $(124)  $(90)  $(442)
                                                    =====   ====   =====

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     The Company's taxable income can vary significantly from gain from operations before taxes due to temporary and permanent differences in revenue recognition and expense deduction between book and tax.

     The Company is subject to an "equity tax" that is assessed only on mutual life insurance companies. In March 2002, Congress passed legislation that suspended assessments of equity tax for tax years 2001 through 2003. As a result, the related liability was released as a current tax benefit during 2002. While the Company was subject to the equity tax in 2004, legislation was enacted in April 2004 that permanently repealed the equity tax effective January 1, 2005.

     The Company's effective tax rates were 12%, 13% and 299% for the years ended December 31, 2004, 2003 and 2002, respectively. The effective rate is not the statutory rate applied to the Company's taxable income or loss by the Internal Revenue Service. It is a financial statement relationship that represents the ratio between the sum of total taxes, including those that affect net income and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized gains or losses. These financial statement effective rates were different than the applicable federal tax rate of 35% due primarily to differences between book and tax recognition of net investment income and realized capital gains and losses, prior year adjustments and the impact the of equity tax during 2002.

     Income taxes paid in the current and prior years of $1.3 billion are available at December 31, 2004 for recoupment in the event of future tax losses.

11.  Frank Russell Company Acquisition and Goodwill

     The Company acquired Frank Russell Company ("Russell") effective January 1, 1999. Russell, a global leader in multi-manager investment services, provides investment products and services in more than 35 countries. The initial purchase price of approximately $1.0 billion was funded with a combination of cash, senior notes issued by Russell and bank debt. The purchase agreement also called for additional contingent consideration to be paid to the former owners of Russell based upon the financial performance of Russell during the five year period ended December 31, 2003.

     The acquisition was accounted for using the statutory purchase method, whereby the excess of the acquisition price over the fair value of Russell net assets at the time of the acquisition was attributed to goodwill reported in the accounts of Russell. Further, the statutory purchase method required that the Company's cost basis of its investment in Russell be reduced, through a direct reduction of Company surplus, for the amount by which Russell goodwill exceeded 10% of the Company's surplus at the time of the acquisition.

     The Company applied for, and was granted, permission by the OCI for an alternative accounting treatment ("permitted practice"), whereby all Russell goodwill, including any subsequent additions to goodwill resulting from payment of contingent purchase consideration, be charged off as a direct reduction of Company surplus. This permitted practice differs from that required by the NAIC "Accounting Practices and Procedures Manual," which requires that any goodwill not in excess of 10% of the Company's surplus be amortized using a straight-line method over the period during which the acquiring entity benefits economically or ten years, whichever is shorter.

     At December 31, 2004, the Company had made cumulative direct reductions of its surplus for goodwill associated with the Russell acquisition of $981 million. These charge-offs exceeded the

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Company's equity basis investment in Russell by $581 million, which is classified as a reduction of the Company's total investment in common stocks at that date.

     If the Company had not received permission for this alternative accounting treatment, Company surplus as reported in the statement of financial position would have been greater by $320 million, $358 million and $335 million at December 31, 2004, 2003 and 2002, respectively, and net income as reported in the statement of operations would have been lower by $61 million, $53 million and $52 million for the years then ended, respectively.

12.  Contingencies and Guarantees

     The Company has unconditionally guaranteed repayment of $350 million of senior notes and up to $50 million of bank borrowings owed by Russell.

     In the normal course of business, the Company has guaranteed certain obligations of other affiliates and made guarantees of operating leases or future minimum compensation payments on behalf of its field management. The maximum exposure under these guarantees totaled approximately $406 million at December 31, 2004. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $2.8 billion at December 31, 2004 and were extended at market interest rates and terms.

     The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, losses that may ultimately result from such actions would not have a material effect on the Company's financial position at December 31, 2004.

13.  Related Party Transactions

     On May 13, 2004 the Company sold its majority interest in Baird Holding Company ("Baird") to Baird management and employees. At the time of the sale, the Company owned approximately 51% of Baird common stock, with Baird management and employees owning the remainder. The Company realized a $30 million gain on the sale of its remaining interest in Baird, which is reported in realized capital gains in the consolidated statement of operations. The Company financed a substantial portion of the sales price through the purchase, at par, of $240 million of subordinated notes, with attached warrants, issued by Baird. Notes in the amount of $215 million remain outstanding at December 31, 2004 and are classified as bonds in the consolidated statement of financial position.

     During 2004, the Company refinanced a credit facility owed by Russell and provided additional capital through the purchase, at par, of $258 million of notes issued by Russell. Notes in the amount of $218 million remain outstanding at December 31, 2004 and are classified as bonds in the consolidated statement of financial position.

     During 2004, the Company transferred investments to a wholly-owned subsidiary as a capital contribution. The fair value of these securities was $222 million at the time of transfer. Realized capital gains of $2 million were recognized during 2004 upon the transfer of these assets.

     During 2003, the Company transferred investments to a majority-owned investment subsidiary as a capital contribution. The fair value of these securities was $219 million at the time of the

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     transfer. Realized capital losses of $7 million were recognized during 2003 upon the transfer of these assets.

14.  Fair Value of Financial Instruments

     The fair value of investment assets, including derivatives, and certain policy liabilities at December 31, 2004 and 2003 were as follows:

                                              December 31, 2004     December 31, 2003
                                             -------------------   -------------------
                                             Statement     Fair    Statement     Fair
                                               Value      Value      Value      Value
                                             ---------   -------   ---------   -------
                                                          (in millions)
     Assets:
        Bonds                                 $60,930    $63,791    $55,571    $58,596
        Common and preferred stocks             7,414      9,312      6,577      8,488
        Mortgage loans                         17,240     18,674     16,426     18,086
        Real estate                             1,619      2,415      1,481      2,122
        Policy loans                            9,750     10,771      9,546      9,839
        Other investments                       5,774      6,491      4,851      5,373
        Cash and short-term investments         2,949      2,949      2,594      2,594
     Liabilities:
        Investment-type insurance reserves    $ 4,023    $ 3,824    $ 3,989    $ 3,759

     Fair value of bonds, common and preferred stocks and derivative financial instruments are based upon quoted market prices, when available. For those not actively traded fair value is estimated using independent pricing services or internally developed pricing models. See Note 11 regarding the statement value of the Company's investment in Russell. The fair value of mortgage loans is estimated by discounting estimated future cash flows using market interest rates for debt with comparable credit risk and maturities. Real estate fair value is determined by discounting estimated future cash flows using market interest rates. Policy loan fair value is estimated based on discounted projected cash flows using market interest rates and assumptions regarding future loan repayments based on Company experience. Other investments include real estate joint ventures, which are valued by discounting estimated future cash flows using market interest rates, as well as other joint ventures and partnerships, for which the equity accounting basis approximates fair value.

     The fair value of investment-type insurance reserves is estimated by discounting estimated future cash flows at market interest rates for similar instruments with comparable maturities.

PRICEWATERHOUSECOOPERS
--------------------------------------------------------------------------------

                                               PricewaterhouseCoopers LLP
                                               100 E. Wisconsin Ave., Suite 1500
                                               Milwaukee WI 53202
                                               Telephone (414) 212 1600

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary ("the Company") as of December 31, 2004 and 2003, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with accounting principles generally accepted in the United States of America. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2004 and 2003, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2004 because of the effects of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America referred to in the preceding paragraph, and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2004 and 2003 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, on the basis of accounting described in Note 1.

PRICEWATERHOUSECOOPERS LLP

January 24, 2005

                                     PART C

                                OTHER INFORMATION

Item 26. Exhibits

(a) Resolution of Board of Trustees of The Northwestern Mutual Life Insurance Company establishing the Account. Previously filed as Exhibit A(1) with the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 333-36865, CIK 0000742277, dated October 1, 1997, and incorporated herein by reference.

(b)  Not Applicable.

(c) Distribution Agreement between NML Equity Services, Inc. (now Northwestern Mutual Investment Services, LLC) and The Northwestern Mutual Life Insurance Company. Previously filed with Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 for Northwestern Mutual Variable Life Account, File No. 33-89188, dated February 28, 2003, and incorporated herein by reference.

(d) Form of each contract - The following exhibits were previously filed as Exhibits A(5)(a), A(5)(b), A(5)(c), and A(5)(d), respectively, with Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 33-89188, CIK 0000742277, dated May 31, 2001, and are incorporated herein by reference:

     (1) Variable Whole Life Insurance Policy With Additional Protection, QQ.VCL, including Policy amendment (sex distinct)

     (2) Variable Whole Life Insurance Policy With Additional Protection, QQ.VCL,including Policy amendment (sex neutral for employers)

     (3)  Forms of Optional Riders to Variable Whole Life Insurance Policy
          QQ.VCL:
                    (i)  Waiver of Premium Benefit
                    (ii) Additional Purchase Benefit

     (4)  Form of notice of short-term cancellation right

(e) Amended Application forms included in Exhibits (d)(1) and (d)(2) above. Previously filed as Exhibit A(5)(e) with Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 33-89188, CIK 0000742277, dated May 31, 2001, and incorporated herein by reference.

(f) Articles of Incorporation of The Northwestern Mutual Life Insurance Company. Previously filed as Exhibit A(6)(a) with Post-Effective Amendment No. 18 to the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 2-89972, CIK 0000742277, dated April 26, 1996, and incorporated herein by reference.

(f) Amended By-laws of The Northwestern Mutual Life Insurance Company dated January 28, 1998. Previously filed as Exhibit A(6)(b) with the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 333-59103, CIK 0000742277, dated July 15, 1998, and incorporated herein by reference.

(f) Amendment to By-laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002. Previously filed with Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 for Northwestern Mutual Variable Life Account, File No. 33-89188, dated February 28, 2003, and incorporated herein by reference.

(f) Amendment to By-laws of The Northwestern Mutual Life Insurance Company dated January 26, 2005 - Attached hereto.

(g) Form of Reinsurance Agreement. Previously filed with Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 for Northwestern Mutual Variable Life Account, File No. 33-89188, dated February 28, 2003, and incorporated herein by reference.

(h)(1) Form of Participation Agreement Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company. Previoulsy filed as Exhibit A(9)(a) with Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 33-89188, CIK 0000742277, dated February 25, 1999, and incorporated herein by reference.

(h)(2) Form of Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Northwestern Mutual Life Insurance Company. Previously filed with Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 for Northwestern Mutual Variable Life Account, File No. 33-89188, dated February 28, 2003, and incorporated herein by reference.

(i)  Not Applicable.

(j) Agreement among the Account and its Co-Depositors. Previously filed as Exhibit A(8) with the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 333-36865, CIK 0000742277, dated October 1, 1997, and incorporated herein by reference.

(k)  Opinion and Consent of John M. Bremer, Esq. Previously filed as Exhibit
     99.2 with Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 33-89188, CIK 0000742277, dated September 29, 1995, and incorporated herein by reference.

(l)  Not Applicable.

(m)  Not Applicable.

(n)  Consent of PricewaterhouseCoopers LLP - Attached hereto.

(o)  Not Applicable.

(p)  Not Applicable.

(q) Memorandum describing issuance, transfer and redemption procedures pursuant to Rule 6e-2(b)(12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-2(b)(13)(v)(B). Previously filed with Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 for Northwestern Mutual Variable Life Account, File No. 33-89188, dated February 28, 2003, and incorporated herein by reference.

Item 27. Directors and Officers of the Depositor

     The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company without regard to their activities relating to variable life insurance policies or their authority to act or their status as "officers" as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES

Name                       Business Address
----                       ----------------

Edward E. Barr             Sun Chemical Corporation
                           222 Bridge Plaza South
                           Fort Lee, NJ 07024

John M. Bremer             The Northwestern Mutual Life Insurance Company
                           720 East Wisconsin Avenue
                           Milwaukee, WI 53202

Peter W. Bruce             The Northwestern Mutual Life Insurance Company
                           720 East Wisconsin Avenue
                           Milwaukee, WI 53202

Robert C. Buchanan         Fox Valley Corporation
                           100 West Lawrence Street
                           P.O. Box 727
                           Appleton, WI 54911

George A. Dickerman        68 Normandy Road
                           Longmeadow, MA 01106-1259

Connie K. Duckworth        ARZU
                           77 Stone Gate Lane
                           Lake Forest, IL 60045

Pierre S. du Pont          Richards, Layton & Finger
                           P.O. Box 551
                           1 Rodney Square
                           Wilmington, DE 19899

James D. Ericson           777 East Wisconsin Avenue
                           Suite 3010
                           Milwaukee, WI 53202

David A. Erne              Reinhart Boener Van Deuren sc
                           1000 North Water Street
                           Suite 2100
                           Milwaukee, WI 53202

J. E. Gallegos             Gallegos Law Firm
                           460 St. Michaels Drive
                           Building 300
                           Santa Fe, NM 87505

Stephen N. Graff           805 Lone Tree Road
                           Elm Grove, WI 53122-2014

Patricia Albjerg Graham    Graduate School of Education
                           Harvard University
                           420 Gutman
                           Cambridge, MA 02138

James P. Hackett           Steelcase Inc.
                           901 - 44th Street
                           Grand Rapids, MI 49508

Stephen F. Keller          101 South Las Palmas Avenue
                           Los Angeles, CA 90004

Barbara A. King            Landscape Structures, Inc.
                           Route 3
                           601-7th Street South
                           Delano, MN 55328

Margery Kraus              APCO Worldwide
                           1615 L Street, NW, Suite 900
                           Washington, DC 20036

J. Thomas Lewis            228 St. Charles Avenue
                           Suite 1024
                           New Orleans, LA 70130

Daniel F. McKeithan, Jr.   Tamarack Petroleum Company, Inc.
                           Suite 1920
                           777 East Wisconsin Avenue
                           Milwaukee, WI 53202

Ulice Payne, Jr.           Addison-Clifton, L.L.C.
                           Suite 245
                           13555 Bishop's Court
                           Brookfield, WI 53005

H. Mason Sizemore, Jr.     2054 N.W. Blue Ridge Drive
                           Seattle, WA 98177

Sherwood H. Smith, Jr.     CP&L
                           421 Fayetteville Street Mall
                           P.O. Box 1551
                           Raleigh, NC 27602

Peter M. Sommerhauser      Godfrey & Kahn, S.C.
                           780 North Water Street
                           Milwaukee, WI 53202-3590

John E. Steuri             52 River Ridge Road
                           Little Rock, AR 72227-1518

John J. Stollenwerk        Allen-Edmonds Shoe Corporation
                           201 East Seven Hills Road
                           P.O. Box 998
                           Port Washington, WI 53074-0998

Barry L. Williams          Williams Pacific Ventures, Inc.
                           4 Embarcadero Center, Suite 3700
                           San Francisco, CA 94111

Kathryn D. Wriston         c/o Shearman & Sterling
                           599 Lexington Avenue, Room 1064
                           New York, NY 10022

Edward J. Zore             The Northwestern Mutual Life Insurance Company
                           720 East Wisconsin Avenue
                           Milwaukee, WI 53202

EXECUTIVE OFFICERS

Name                    Title
----                    -----
Edward J. Zore          President and Chief Executive Officer
John M. Bremer          Chief Operating Officer (Chief Compliance Officer)
Peter W. Bruce          Chief Insurance Officer
Deborah A. Beck         Executive Vice President (Planning and Technology)
William H. Beckley      Executive Vice President (Agencies)
Mason G. Ross           Executive Vice President and Chief Investment Officer
Mark G. Doll            Senior Vice President (Public Markets)
Richard L. Hall         Senior Vice President (Life Product)
William C. Koenig       Senior Vice President and Chief Actuary
Gregory C. Oberland     Senior Vice  President (Insurance Operations)
Barbara F. Piehler      Senior Vice  President and Chief Information Officer
Gary A. Poliner         Senior Vice President & Chief Financial Officer
Marcia Rimai            Senior Vice  President (Marketing)
Charles D. Robinson     Senior Vice President (Investment Products and Services)
John E. Schlifske       Senior Vice President (Investment Products and Services
                        and Affiliates)
Leonard F. Stecklein    Senior Vice President (Investment Products Operations)
Frederic H. Sweet       Senior Vice President (Corporate and Government
                        Relations)
Robert J. Berdan        Vice President, General Counsel and Secretary
Michael G. Carter       Vice President (Policyowner Services)
Steven T. Catlett       Vice President ( Investment Products)
David D. Clark          Vice President (Real Estate)
Gloster B. Current      Vice President (Corporate Planning)
Thomas E. Dyer          Vice President (Corporate Services)
Christine H. Fiasca     Vice President (Field System Administration)
John M. Grogan          Vice President (Field Services and Support)
John C. Kelly           Vice President and Controller
John L. Kordsmeier      Vice President (New Business)
Susan A. Lueger         Vice President (Human Resources)
Jeffrey J. Lueken       Vice President (Securities)
Jean M. Maier           Vice President (Compliance/Best Practices)

Meridee J. Maynard      Vice President (Disability Income and Long-Term Care)
Brenda F. Skelton       Vice President (Communications)
J. Edward Tippetts      Vice President (Field Development)
Martha M. Valerio       Vice President (Technology Research and Web Resources)
Michael L. Youngman     Vice President (Government Relations)

OTHER OFFICERS

Name                    Title
----                    -----
John Abbott             Director DI Special Invest Unit/Field Benefit Reps
Carl Amick              Director DI Product/Standards
Jason Anderson          Assistant Director Tax
Mark Backe              Asst. General Counsel & Asst. Secretary
Walter Barlow           Assistant Director Education
Rebekah Barsch          Director-Annuity Prod
Beth M. Berger          Asst. General Counsel & Asst. Secretary
Frederick W. Bessette   Asst. General Counsel & Asst. Secretary
Maryann Bialo           Assistant Director DI Benefit
Carrie Bleck            Director Policyowner Services
Melissa Bleidorn        Asst. General Counsel & Asst. Secretary
Sandra Botcher          Asst. General Counsel & Asst. Secretary
Anne Brower             Asst. General Counsel & Asst. Secretary
Michael S. Bula         Asst. General Counsel & Asst. Secretary
Gwen Canady             Director Corporate Reporting
Kurt Carbon             Director Life Lay Standards
Walt Chossek            Director-Finance
Tom Christianson        Director Advanced Business Services
Alan Close              Director Accounting Policy
James Coleman           Vice President Brand and Advertising
Barbara Courtney        Director Mutual Fund Accounting
Dennis Darland          Assistant Director DI Benefit
Mark Diestelmeier       Asst. General Counsel & Asst. Secretary
John E. Dunn            Asst. General Counsel & Asst. Secretary
James R. Eben           Asst. General Counsel & Asst. Secretary
Carol Flemma            Director-IPS Bus Development/Sales Support
Don Forecki             Director Investment Operations
James C. Frasher        Asst. General Counsel & Asst. Secretary
John Garofani           Asst. General Counsel & Asst. Secretary
Sheila Gavin            Asst. General Counsel & Asst. Secretary
Don Gehrke              Director-Inv Client Services
Tim Gerend              Asst. General Counsel & Asst. Secretary
Wally Givler            Vice President Investment Accounting
Kevin M. Gleason        Asst. General Counsel & Asst. Secretary
Bob Gleeson             Vice President & Medical Director
Jason Goetze            Assistant Director Long Term Care Compliance/Sales
C. Claibourne Greene    Asst. General Counsel & Asst. Secretary
Tom Guay                Vice President Underwriting Standards
Greg Gurlik             Director Long Term Care Product Development
Gary Hewitt             Vice President Treasury & Investment Operations
Dick Hoffman            Vice President Audit
Diane Horn              Director NMIS Compliance
Elizabeth Idleman       Asst. General Counsel & Asst. Secretary
Todd Jones              Asst Director- IPS Finance

Name                    Title
----                    -----
Mark Kaprelian          Asst. General Counsel & Asst. Secretary
David B. Kennedy        Asst. General Counsel & Asst. Secretary
Jim Kern                Director DI Underwriting
Don Kiefer              Vice President Actuary
James Koelbl            Asst. General Counsel & Asst. Secretary
Abim Kolawole           Asst. General Counsel & Asst. Secretary
Robert Kowalsky         Vice President & Chief Architect
Carol L. Kracht         Vice President, Deputy General Counsel & Investment
                        Counsel
Pat Krueger             Director Annuity Customer Service
Todd Kuzminski          Assistant Director Investment Accounting
Dean Landry             Assistant Director Investment Accounting
Donna Lemanczyk         Director-Investment Closing
Elizabeth Lentini       Asst. General Counsel & Asst. Secretary
Sally J. Lewis          Asst. General Counsel & Asst. Secretary
James Lodermeier        Senior Actuary
George R. Loxton        Asst. General Counsel & Asst. Secretary
Dean Mabie              Asst. General Counsel & Asst. Secretary
Jon Magalska            Actuary
Raymond J. Manista      Vice President & Litigation Counsel
Steve Mannebach         Director Field Management Development
Jeff Marks              Director Special Projects
Steve Martinie          Asst. General Counsel & Asst. Secretary
Ted Matchulat           Director Product Compliance
Allan McDonnell         Director-Order Entry Desk
James L. McFarland      Asst. General Counsel & Asst. Secretary
Patrick McKeown         Investment Research Consultant
Larry S. Meihsner       Asst. General Counsel & Asst. Secretary
Bob Meilander           Vice President Corporate Actuary
Christopher Menting     Asst. General Counsel & Asst. Secretary
Richard E. Meyers       Asst. General Counsel & Asst. Secretary
Joanne Migliaccio       Director Field Services and Support
Michael Mihm            Asst Director-IPS Field Consulting
Lynn Milewski           Director Annuity New Business Compliance
Daniel Moakley          Asst. General Counsel & Asst. Secretary
Jill Mocarski           Medical Director
Karen Molloy            Director Banking & Cash Management
Diane Moro-Goane        Director Marketing Materials Review
Scott J. Morris         Asst. General Counsel & Asst. Secretary
Jennifer W. Murphy      Asst. General Counsel & Asst. Secretary
David K. Nelson         Asst. General Counsel & Asst. Secretary
Tim Nelson              Director Market Conduct
Mary S. Nelson          Asst. General Counsel & Asst. Secretary
Jeffrey Niehaus         Director- Business Retirement Markets
Kathleen Oman           Director-IPS Systems
Timothy Otto            Asst. General Counsel & Asst. Secretary
Art Panighetti          Vice President Tax
Randy M. Pavlick        Asst. General Counsel & Asst. Secretary
David W. Perez          Asst. General Counsel & Asst. Secretary
Judith L. Perkins       Asst. General Counsel & Asst. Secretary
Pete Peterson           Director Long Term Care Administration
William C. Pickering    Asst. General Counsel & Asst. Secretary
Harvey W. Pogoriler     Asst. General Counsel & Asst. Secretary

Name                    Title
----                    -----
Randy Powell            Medical Director
Thomas Rabenn           Asst. General Counsel & Asst. Secretary
Dave Remstad            Vice President Life Product
Tom Richards            Vice President Agency Development
Dick Richter            Vice President System Administration
Dan Riedl               President & CEO, Northwestern Mutual Investment
                        Services, LLC
Kathleen M. Rivera      Vice President, Deputy General Counsel, Products &
                        Distribution
Beth Rodenhuis          Director of Planning and Projects
Tammy Roou              Asst. General Counsel & Asst. Secretary
Linda Schaefer          Director Policyowner Services
Cal Schattschneider     Director of Strategic Analysis
Thomas F. Scheer        Asst. General Counsel & Asst. Secretary
Jane Ann Schiltz        Vice President Estate Market
Kathleen H. Schluter    Vice President & Tax Counsel
Sue Schmeidel           Director Field Development
Calvin Schmidt          Vice President Information Systems
Rodd Schneider          Asst. General Counsel & Asst. Secretary
Catherine L. Shaw       Asst. General Counsel & Asst. Secretary
David Silber            Asst. General Counsel & Asst. Secretary
Stephen M. Silverman    Asst. General Counsel & Asst. Secretary
Dave Simbro             Vice President Long Term Care
Warren Smith            Assistant Director-Architecture
Diane Smith             Assistant Director Policyowner Services
Mark W. Smith           Associate General Counsel & Asst. Secretary
Richard Snyder          Director-Mutual Fund Prod
Steve Sperka            Director DI Benefits
Karen Stevens           Asst. General Counsel & Asst. Secretary
Steve Stone             Director IS Finance
Cheryl Svehlek          Assistant Director DI Underwriting Large Case
Rachel Taknint          Vice President, Department Planning and Operations &
                        Associate General Counsel
Paul Tews               Director Investment Planning
Kellen Thiel            Director-Managed Products
Donald G. Tyler         Vice President-IPS Sales
Mary Beth Van Groll     Vice President Information Systems
Natalie Versnik         Assistant Director SIU
Andy Ware               Vice President Actuary
Joel Weiner             Medical Director
Rachel Weitzer          Asst Director-Products & Sales Service Support
Catherine A. Wilbert    Asst. General Counsel & Asst. Secretary
Don Wilkinson           Vice President Agency Administration
Jeff Williams           Director Corporate Risk Management
Anne Wills              Director-Separate Accounts Operation Compliance
John Wilson             Director Long Term Care Sales Support
Penny Woodcock          Assistant Director DI Quality Assurance
Robert Wright           Director-Russell Strategic Support
Catherine M. Young      Asst. General Counsel & Asst. Secretary
Rick Zehner             Vice President Life Product
Patti Zimmermann        Director Investment Technology & Development
Philip Zwieg            Vice President Information Systems
Bob Zysk                Director Tax Compliance

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 28. Persons Controlled By or Under Common Control with the Depositor or Registrant

     The subsidiaries of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"), as of January 31, 2005 are set forth on pages C-10 through C-12. In addition to the subsidiaries set forth on pages C-10 through C-12, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

     1.   NML Variable Annuity Account A
     2.   NML Variable Annuity Account B
     3.   NML Variable Annuity Account C
     4.   Northwestern Mutual Variable Life Account

     Northwestern Mutual Series Fund, Inc. and Russell Investment Funds (the "Funds"), shown on page C-10 as subsidiaries of Northwestern Mutual, are investment companies, registered under the Investment Company Act of 1940, offering their shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the accounts, or in the same proportions as the shares which are so voted.

                    NORTHWESTERN MUTUAL CORPORATE STRUCTURE/1/
                            (as of January 31, 2005)

                                                               Jurisdiction of
The Northwestern Mutual Life Insurance Company                  Incorporation
----------------------------------------------              --------------------
Bradford, Inc. - 100%...................................................Delaware
Chateau, LLC - 100%.....................................................Delaware
Frank Russell Company - 85.48%........................................Washington
Frank Russell Investment Management Company - 85.48%..................Washington
Health Invest, LLC - 100%...............................................Delaware
JYD Assets, LLC - 100%..................................................Delaware
Jersey Par, LLC - 100%..................................................Delaware
Mason Street Advisors, LLC - 100%.......................................Delaware
Mason Street Funds, Inc. (and its 11 funds) - 70%/2/....................Maryland
Network Planning Advisors, L.L.C. - 100%...............................Wisconsin
NM-Exchange, LLC - 100%.................................................Delaware
NM Harrisburg, Inc. - 100%..........................................Pennsylvania
NMIS Alabama Agency, LLC - 100%..........................................Alabama
NMIS Georgia Agency, LLC - 100%..........................................Georgia
NMIS Massachusetts Insurance Agency, LLC - 100%....................Massachusetts
NML Buffalo Agency, Inc. - 100%.........................................New York
NML - CBO, LLC - 100%...................................................Delaware
NML/Mid Atlantic, Inc. - 100%.................................. ......New Jersey
NML/Tallahassee, Inc. - 100%.............................................Florida
Northwestern Foreign Holdings B.V. - 100%............................Netherlands
Northwestern International Holdings, Inc. - 100%........................Delaware
Northwestern Investment Management Company, LLC - 100%..................Delaware
Northwestern Long Term Care Insurance Company - 100%....................Illinois
Northwestern Mutual Investment Services, LLC - 100%....................Wisconsin
Northwestern Mutual Las Vegas, Inc. - 100%................................Nevada
Northwestern Mutual Series Fund, Inc.
   (and its 18 portfolios) - 100%/3/....................................Maryland
Northwestern Mutual Trust Company - 100% ...................Federal Savings Bank
Northwestern Reinsurance Holdings N.V. - 100%........................Netherlands
Northwestern Securities Holdings, LLC - 100%............................Delaware
NVOP, Inc. - 100%.......................................................Delaware
Russell Investment Funds (and its 5 funds) -  85.48%...............Massachusetts
Saskatoon Centre, Limited - 100% (inactive)......................Ontario, Canada

                                                               Jurisdiction of
NML Securities Holdings, LLC  - 100%                            Incorporation
------------------------------------                        --------------------
Alexandra International Sales, Inc. - 100% .......................Virgin Islands
Baraboo, Inc. - 100% ...................................................Delaware
Brendan International Sales, Inc. - 100%..........................Virgin Islands
Brian International Sales, Inc. - 100%............................Virgin Islands
Carlisle Ventures, Inc. - 100%..........................................Delaware
Chateau, Inc. - 100%....................................................Delaware
Chateau I, LP - 100%....................................................Delaware
Coral, Inc. - 100%......................................................Delaware
Elderwood International Sales, Inc. - 100%........................Virgin Islands
Elizabeth International Sales, Inc. - 100%........................Virgin Islands
Hazel, Inc. - 100%......................................................Delaware
Higgins, Inc. - 100%....................................................Delaware
Highbrook International Sales, Inc. - 100%........................Virgin Islands
Hobby, Inc. - 100%......................................................Delaware
Jack International Sales, Inc. - 100%.............................Virgin Islands
Justin International FSC, Inc. - 100%.............................Virgin Islands
KerryAnne International Sales, Inc. - 100%........................Virgin Islands
Klode, Inc. - 100%......................................................Delaware
Kristiana International Sales, Inc. - 100%........................Virgin Islands
Lake Bluff, Inc. - 100% (inactive)......................................Delaware
Lydell, Inc. - 100%.....................................................Delaware
Mallon International Sales, Inc. - 100%...........................Virgin Islands
Maroon, Inc. - 100%.....................................................Delaware
Mason & Marshall, Inc. - 100%...........................................Delaware
Nicolet, Inc. - 100%....................................................Delaware
NML Development Corporation - 100%......................................Delaware
North Van Buren, Inc. - 100%............................................Delaware
Northwestern Ellis Company - 100%...........................Novia Scotia, Canada
Northwestern Mutual Life International, Inc. - 100%.....................Delaware
Northwestern  Securities Partnership Holdings, LLC - 100%...............Delaware
NR2004-1, LLC - 100%....................................................Delaware
NW Pipeline, Inc. - 100%...................................................Texas
Painted Rock Development Corporation - 100%..............................Arizona
Park Forest Northeast, Inc. - 100%......................................Delaware
Regina International Sales, Inc. - 100%...........................Virgin Islands
Sean International Sales, Inc. - 100%.............................Virgin Islands
Stadium and Arena Management, Inc. - 100%...............................Delaware
Travers International Sales, Inc. - 100%..........................Virgin Islands
Tupelo, Inc. - 100% ....................................................Delaware
White Oaks, Inc. - 100%.................................................Delaware

                                                                 Jurisdiction of
NML Real Estate Holdings, LLC - 100%                              Incorporation
------------------------------------                             ---------------
Amber, LLC - 100%....................................................Delaware
Bayridge, LLC - 100%.................................................Delaware
Burgundy, LLC- 100%..................................................Delaware
Cass Corporation - 100%..............................................Delaware
Diversey, Inc. - 100%................................................Delaware
Elizabeth Lakes Associates - 100% (inactive).........................Michigan
Green Room Properties, LLC - 100%....................................Delaware
INV Corp. - 100%.....................................................Delaware
Larkin, Inc. - 100%..................................................Delaware
Logan, Inc. - 100%...................................................Delaware
Mitchell, Inc. - 100%................................................Delaware
New Arcade, LLC - 100%..............................................Wisconsin
Northwestern Real Estate Partnership Holdings, LLC - 100%............Delaware
Olive, Inc. - 100%...................................................Delaware
RE Corporation - 100%................................................Delaware
Rocket Sports, Inc. - 100%..............................................Texas
Russet, Inc. - 100% .................................................Delaware
St. James Apartments, LLC - 100% ....................................Delaware
Solar Resources, Inc. - 100%........................................Wisconsin
Summerhill Management, LLC - 100%....................................Delaware
Summerhill Property, LLC - 100%......................................Delaware
Summit Mall, LLC - 100%..............................................Delaware

/(1)/ Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2004, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented. Excluded is the entire corporate structure under Frank Russell Company.

/(2)/ Aggressive Growth Stock, Asset Allocation, Growth Stock, High Yield Bond,
     Index 400 Stock, Index 500 Stock, International Equity, Large Cap Core Stock, Municipal Bond, Select Bond, Small Cap Growth Stock.

/(3)/ Aggressive Growth Stock, Alliance Bernstein Mid Cap Value, Asset
     Allocation, Balanced, Capital Guardian Domestic Equity, Franklin Templeton International Equity, Growth Stock, High Yield Bond, Index 400 Stock, Index 500 Stock, International Growth Stock, Janus Capital Appreciation, Large Cap Core Stock, Money Market, Select Bond, Small Cap Growth Stock, T. Rowe Price Small Cap Value, T. Rowe Price Equity Income.

Item 29. Indemnification

     That portion of the By-laws of Northwestern Mutual relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as an exhibit to the registration statement for Northwestern Mutual Variable Life Account on July 15, 1998.

Item 30. Principal Underwriters

     (a) Northwestern Mutual Investment Services, LLC ("NMIS"), the co-depositor of the Registrant, may be considered the principal underwriter currently distributing securities of the Registrant. NMIS is also co-depositor, and may be considered the principal underwriter, for NML Variable Annuity Account B, a separate investment account of Northwestern Mutual registered under the Investment Company Act of 1940 as a unit investment trust. In addition, NMIS is the principal underwriter for Mason Street Funds, Inc., a management investment company registered as such under the Investment Company Act of 1940.

     (b) The directors and officers of NMIS are as follows:

Name                     Position
----                     --------
Rebekah B. Barsch        Director, Annuities
William H. Beckley       Director
Mark S. Bishop           Director, Field Supervision
Robert A. Brooks         Sales Desk Manager
Steven T. Catlett        Vice President, Investment Products
Walter J. Chossek        Treasurer
Eric P. Christophersen   Vice President and Chief Compliance Officer
David J. Dorshorst       Director, Field Services and Support
Christina H. Fiasca      Director
Carol J. Flemma          Director, Business Development
John Ford                Regional Vice President
Stephen J. Frankl        Director, Field Training and Development
Don P. Gehrke            Director, Retail Investment Operations
Mark J. Gmach            Regional Vice President, Field Supervision
John M. Grogan           Vice President, Field Services and Support
Richard L. Hall          Senior Vice President, Life Product
Diane B. Horn            Director, NMIS Compliance
Robert J. Johnson        Director, Field Compliance and Review
Mark A. Kaprelian        Secretary
John C. (Chris) Kelly    Assistant Treasurer
John L. Kordsmeier       Vice President, Variable Life Sales
Patricia A. Krueger      Director, Annuity Operations
Kurt W. Lofgren          Director, NMIS Policy and Development
Mac McAuliffe            Regional Vice President
Jean M. Maier            Senior Vice President, Compliance/Best Practices
Allan J. McDonell        Director, Retail Investment Services
Joanne M. Migliaccio     Director, Field Services and Support
Lynn A. Milewski         Director, Annuity Operations
Jennifer Murphy          Assistant Secretary
John E. Muth             Director, Marketing Materials Review
Jeffrey J. Niehaus       Director, Business Retirement Markets
Gregory C. Oberland      Senior Vice President, Insurance Operations
Jennifer O'Leary         Assistant Treasurer

Daniel J. O'Meara        Regional Vice President, Field Supervision
Chris E. Peterson        Regional Vice President
Richard R. Richter       Regional Vice President, Field Management
Daniel A. Riedl          Director; President and CEO
Charles D. Robinson      Director
Robin E. Rogers          Assistant Director, Field Services and Support
John E. Schlifske        Director
Richard P. Snyder        Director, Mutual Funds
Leonard F. Stecklein     Senior Vice President, Investment Product Operations
Kellen A. Thiel          Director, Managed Products
J. Edward Tippetts       Vice President, Field Development
Donald G. Tyler          Vice President, Investment Product Sales
Thomas A. Waisnor        Regional Vice President
Donald R. Wilkinson      Vice President, Field Management
Brian D. Wilson          Regional Vice President
Robert E. Zysk           Assistant Treasurer

The address for each director and officer of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

     (c) During 2004 life insurance agents of Northwestern Mutual who are also registered representatives of NMIS received commissions, including general agent overrides, in the aggregate amount of $84,959,069 for sales of variable life insurance policies, and interests therein, issued in connection with the Registrant.

Item 31. Location of Accounts and Records

     All accounts, books or other documents required to be maintained in connection with the Registrant's operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 32. Management Services

     There are no management-related service contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item 33. Fee Representation

     The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the variable life insurance policies which are the subject of this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the policies.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Variable Life Account, has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 25th day of February, 2005.

                                           NORTHWESTERN MUTUAL VARIABLE LIFE
                                              ACCOUNT (Registrant)


                                           By THE NORTHWESTERN MUTUAL LIFE
                                              INSURANCE COMPANY (Depositor)


Attest: /s/ ROBERT J. BERDAN               By: /s/ EDWARD J. ZORE
        --------------------------------       ---------------------------------
        Robert J. Berdan, Vice President,      Edward J. Zore, President
        General Counsel and Secretary          and Chief Executive Officer


                                           By  NORTHWESTERN MUTUAL
                                               INVESTMENT SERVICES, LLC
                                               (Depositor)


Attest: /s/ MARK A. KAPRELIAN              By: /s/ DANIEL A. RIEDL
        --------------------------------       ---------------------------------
        Mark A. Kaprelian, Secretary           Daniel A. Riedl, President and
                                               CEO

     Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositors on the 25th day of February 2005.

                                           THE NORTHWESTERN MUTUAL LIFE
                                           INSURANCE COMPANY (Depositor)


Attest: /s/ ROBERT J. BERDAN               By: /s/ EDWARD J. ZORE
        --------------------------------       ---------------------------------
        Robert J. Berdan, Vice President,      Edward J. Zore, President
        General Counsel and Secretary          and Chief Executive Officer

                                               NORTHWESTERN MUTUAL INVESTMENT
                                               SERVICES, LLC (Depositor)


Attest: /s/ MARK A. KAPRELIAN              By: /s/ DANIEL A. RIEDL
        ------------------------------         ---------------------------------
        Mark A. Kaprelian, Secretary           Daniel A. Riedl, President and
                                               CEO

     Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated:

Signature             Title
---------             -----

/s/ EDWARD J. ZORE    Trustee, President and
------------------    Principal Executive            Each of the signatures
Edward J. Zore        Officer                        is affixed as of
                                                     February 25, 2005


/s/ GARY A. POLINER   Senior Vice President and
------------------    Principal Financial Officer
Gary A. Poliner


/s/ JOHN C. KELLY     Vice President, Controller
------------------    and Principal Accounting Officer
John C. Kelly

/s/ J. THOMAS LEWIS*                       Trustee
-------------------------------------------
J. Thomas Lewis


/s/ PATRICIA ALBJERG GRAHAM*               Trustee
-------------------------------------------
Patricia Albjerg Graham


/s/ STEPHEN F. KELLER*                     Trustee
-------------------------------------------
Stephen F. Keller


/s/ PIERRE S. du PONT*                     Trustee
-------------------------------------------
Pierre S. du Pont


/s/ J. E. GALLEGOS*                        Trustee
-------------------------------------------
J. E. Gallegos


/s/ KATHRYN D. WRISTON*                    Trustee
-------------------------------------------
Kathryn D. Wriston


/s/ BARRY L. WILLIAMS*                     Trustee   Each of the signatures
-------------------------------------------          is affixed as of
Barry L. Williams                                    February 25, 2005


/s/ DANIEL F. MCKEITHAN, JR.*              Trustee
-------------------------------------------
Daniel F. McKeithan, Jr.


/s/ JAMES D. ERICSON*                      Trustee
-------------------------------------------
James D. Ericson


/s/ EDWARD E. BARR*                        Trustee
-------------------------------------------
Edward E. Barr


/s/ ROBERT C. BUCHANAN*                    Trustee
-------------------------------------------
Robert C. Buchanan


/s/ SHERWOOD H. SMITH, JR.*                Trustee
-------------------------------------------
Sherwood H. Smith, Jr.


/s/ H. MASON SIZEMORE, JR.*                Trustee
------------------------------------------
H. Mason Sizemore, Jr.


/s/ JOHN J. STOLLENWERK*                   Trustee
-------------------------------------------
John J. Stollenwerk

/s/ GEORGE A. DICKERMAN*                   Trustee
-------------------------------------------
George A. Dickerman


/s/ JOHN E. STEURI*                        Trustee
-------------------------------------------
John E. Steuri


/s/ STEPHEN N. GRAFF*                      Trustee
-------------------------------------------
Stephen N. Graff


/s/ BARBARA A. KING*                       Trustee   Each of the signatures
-------------------------------------------          is affixed as of
Barbara A. King                                      February 25, 2005


/s/ PETER M. SOMMERHAUSER*                 Trustee
-------------------------------------------
Peter M. Sommerhauser


/s/ JAMES P. HACKETT*                      Trustee
-------------------------------------------
James P. Hackett


/s/ JOHN M. BREMER*                        Trustee
-------------------------------------------
John M. Bremer


/s/ PETER W. BRUCE*                        Trustee
-------------------------------------------
Peter W. Bruce


/s/ DAVID A. ERNE*                         Trustee
-------------------------------------------
David A. Erne


/s/ MARGERY KRAUS*                         Trustee
-------------------------------------------
Margery Kraus


                                           Trustee
-------------------------------------------
Connie K. Duckworth


                                           Trustee
-------------------------------------------
Ulice Payne, Jr.


*By: /s/ EDWARD J. ZORE
     --------------------------------------
     Edward J. Zore, Attorney in fact,
     pursuant to the Power of Attorney
     attached hereto

                                POWER OF ATTORNEY

     The undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY hereby constitute and appoint Edward J. Zore and John M. Bremer, or either of them, their true and lawful attorneys and agents to sign the names of the undersigned Trustees to (1) the registration statement or statements to be filed under the Securities Act of 1933 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto in connection with variable contracts issued or sold by The Northwestern Mutual Life Insurance Company or any separate account credited therein and (2) the Form 10-K Annual Report or Reports of The Northwestern Mutual Life Insurance Company and/or its separate accounts for its or their fiscal year ended December 31, 2004 to be filed under the Securities Exchange Act of 1934 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto. "Variable contracts" as used herein means any contracts providing for benefits or values which may vary according to the investment experience of any separate account maintained by The Northwestern Mutual Life Insurance Company, including variable annuity contracts and variable life insurance policies. Each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 28th day of July, 2004.


                                           /s/ EDWARD E. BARR            Trustee
                                           ------------------------------
                                           Edward E. Barr


                                           /s/ JOHN M. BREMER            Trustee
                                           ------------------------------
                                           John M. Bremer


                                           /s/ PETER W. BRUCE            Trustee
                                           ------------------------------
                                           Peter W. Bruce


                                           /s/ ROBERT C. BUCHANAN        Trustee
                                           ------------------------------
                                           Robert C. Buchanan


                                           /s/ GEORGE A. DICKERMAN       Trustee
                                           ------------------------------
                                           George A. Dickerman


                                           /s/ PIERRE S. du PONT         Trustee
                                           ------------------------------
                                           Pierre S. du Pont

                                           /s/ JAMES D. ERICSON          Trustee
                                           ------------------------------
                                           James D. Ericson


                                           /s/ DAVID A. ERNE             Trustee
                                           ------------------------------
                                           David A. Erne


                                           /s/ J. E. GALLEGOS            Trustee
                                           ------------------------------
                                           J. E. Gallegos


                                           /s/ STEPHEN N. GRAFF          Trustee
                                           ------------------------------
                                           Stephen N. Graff


                                           /s/ PATRICIA ALBJERG GRAHAM   Trustee
                                           ------------------------------
                                           Patricia Albjerg Graham


                                           /s/ JAMES P. HACKETT          Trustee
                                           ------------------------------
                                           James P. Hackett


                                           /s/ STEPHEN F. KELLER         Trustee
                                           ------------------------------
                                           Stephen F. Keller


                                           /s/ BARBARA A. KING           Trustee
                                           ------------------------------
                                           Barbara A. King


                                           /s/ MARGERY KRAUS             Trustee
                                           ------------------------------
                                           Margery Kraus


                                           /s/ J. THOMAS LEWIS           Trustee
                                           ------------------------------
                                           J. Thomas Lewis


                                           /s/ DANIEL F. McKEITHAN, JR.  Trustee
                                           ------------------------------
                                           Daniel F. McKeithan, Jr.

                                           /s/ H. MASON SIZEMORE, JR.    Trustee
                                           ------------------------------
                                            H. Mason Sizemore, Jr.


                                           /s/ SHERWOOD H. SMITH, JR.    Trustee
                                           ------------------------------
                                           Sherwood H. Smith, Jr.


                                           /s/ PETER M. SOMMERHAUSER     Trustee
                                           ------------------------------
                                           Peter M. Sommerhauser


                                           /s/ JOHN E. STEURI            Trustee
                                           ------------------------------
                                           John E. Steuri


                                           /s/ JOHN J. STOLLENWERK       Trustee
                                           ------------------------------
                                           John J. Stollenwerk


                                           /s/ BARRY L. WILLIAMS         Trustee
                                           ------------------------------
                                           Barry L. Williams


                                           /s/ KATHRYN D. WRISTON        Trustee
                                           ------------------------------
                                           Kathryn D. Wriston


                                           /s/ EDWARD J. ZORE            Trustee
                                           ------------------------------
                                           Edward J. Zore

                                  EXHIBIT INDEX
                          EXHIBITS FILED WITH FORM N-6
                       POST-EFFECTIVE AMENDMENT NO. 11 TO
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                       FOR
                      NORTHWESTERN MUTUAL VARIABLE COMPLIFE

Exhibit
 Number   Exhibit Name
-------   ------------
  (f) Amendment to By-laws of The Northwestern Mutual Life Insurance Company dated January 26, 2005

  (n)     Consent of PricewaterhouseCoopers LLP